EXHIBIT 99.1

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  November 30, 2004
First Franklin Mortgage Loan Trust 2004-FF8
--------------------------------------------------------------------------------

                    SECURITIZED ASSET BACKED RECEIVABLES LLC

                              NEW ISSUE TERM SHEET

                           $552,569,000 (approximate)

--------------------------------------------------------------------------------

                   First Franklin Mortgage Loan Trust 2004-FF8
                                     Issuer

                    Securitized Asset Backed Receivables LLC
                                    Depositor

                      First Franklin Financial Corporation
                                   Originator

                       Countrywide Home Loans Servicing LP
                                    Servicer

               Mortgage Pass-Through Certificates, Series 2004-FF8


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF8 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF8 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

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Barclays Capital - Asset Securitization Group                  November 30, 2004
First Franklin Mortgage Loan Trust 2004-FF8
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Transaction Summary
----------------------------------------------------------------------------------------------------------------------------
                                     Expected Ratings                                 Avg. Life to
                  Expected            (S&P/Moody's/                        Interest      Call/           Mod. Dur. to Call/
   Class          Amount(1)               Fitch)              Index         Type      Mty(yrs)(2)(3)    Mty(yrs)(2)(3)(4)

============ ==================== ======================= ============== =========== ================= ====================
------------ ---------------------------------------------------------------------------------------------------------------
    A-1                                       ***Not Offered - 144A Private Placement***
------------ -------------------- ----------------------- -------------- ----------- ----------------- --------------------
   A-2A          204,581,000           AAA/Aaa/AAA             1mL        Floating     1.00 / 1.00         0.99 / 0.99

------------ -------------------- ----------------------- -------------- ----------- ----------------- --------------------
   A-2B          80,986,000            AAA/Aaa/AAA             1mL        Floating     3.00 / 3.00         2.89 / 2.89

------------ -------------------- ----------------------- -------------- ----------- ----------------- --------------------
   A-2C          82,494,000            AAA/Aaa/AAA             1mL        Floating     6.56 / 7.61         5.99 / 6.79

------------ -------------------- ----------------------- -------------- ----------- ----------------- --------------------
    M-1          39,759,000            AA+/Aa1/AA+             1mL        Floating     5.28 / 5.83         4.88 / 5.30

------------ -------------------- ----------------------- -------------- ----------- ----------------- --------------------
    M-2          33,547,000             AA/Aa2/AA+             1mL        Floating     5.27 / 5.79         4.85 / 5.25

------------ -------------------- ----------------------- -------------- ----------- ----------------- --------------------
    M-3          60,260,000              A/A2/AA-              1mL        Floating     5.25 / 5.73         4.77 / 5.12

------------ -------------------- ----------------------- -------------- ----------- ----------------- --------------------
    M-4          18,016,000              A-/A3/A               1mL        Floating     5.24 / 5.65         4.74 / 5.04

------------ -------------------- ----------------------- -------------- ----------- ----------------- --------------------
    B-1          14,910,000            BBB+/Baa1/A-            1mL        Floating     5.23 / 5.58         4.64 / 4.89

------------ -------------------- ----------------------- -------------- ----------- ----------------- --------------------
    B-2          11,182,000           BBB/Baa2/BBB+            1mL        Floating     5.23 / 5.50         4.63 / 4.82

------------ -------------------- ----------------------- -------------- ----------- ----------------- --------------------
    B-3           6,834,000           BBB-/Baa3/BBB            1mL        Floating     5.23 / 5.43         4.46 / 4.59

------------ ---------------------------------------------------------------------------------------------------------------
    B-4                                       ***Not Offered - 144A Private Placement***
------------ ---------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------
Transaction Summary
-----------------------------------------------------------
                                          Initial Credit
                Payment Window to           Enhancement
   Class         Call/Mty(2)(3)              Level(5)
============ ========================= ====================
------------ ----------------------------------------------
    A-1        ***Not Offered - 144A Private Placement***
------------ ------------------------- --------------------
   A-2A      01/05 - 02/07 / 01/05 -         18.20%
                      02/07
------------ ------------------------- --------------------
   A-2B      02/07 - 05/09 / 02/07 -         18.20%
                      05/09
------------ ------------------------- --------------------
   A-2C      05/09 - 11/12 / 05/09 -         18.20%
                      04/22
------------ ------------------------- --------------------
    M-1      04/08 - 11/12 / 04/08 -         15.00%
                      03/19
------------ ------------------------- --------------------
    M-2      03/08 - 11/12 / 03/08 -         12.30%
                      08/18
------------ ------------------------- --------------------
    M-3      02/08 - 11/12 / 02/08 -          7.45%
                      01/18
------------ ------------------------- --------------------
    M-4      02/08 - 11/12 / 02/08 -          6.00%
                      05/16
------------ ------------------------- --------------------
    B-1      01/08 - 11/12 / 01/08 -          4.80%
                      09/15
------------ ------------------------- --------------------
    B-2      01/08 - 11/12 / 01/08 -          3.90%
                      12/14
------------ ------------------------- --------------------
    B-3      01/08 - 11/12 / 01/08 -          3.35%
                      04/14
------------ ----------------------------------------------
    B-4        ***Not Offered - 144A Private Placement***
------------ ----------------------------------------------

(1)   Subject to a variance of plus or minus 5%.
(2)   Pricing will assume the 10% optional clean-up call is exercised.
(3) Based on 100% of the applicable prepayment assumption. See Summary of Terms.
(4)   Assumes pricing at par.
(5)   Includes 2.35% overcollateralization.

The Class A-2A, Class A-2B, Class A- 2C, Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2 and Class B-3 certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

--------------------------------------------------------------------------------
Summary of Terms
--------------------------------------------------------------------------------
Issuer:                    First Franklin Mortgage Loan Trust 2004-FF8
--------------------------------------------------------------------------------
Depositor:                 Securitized Asset Backed Receivables LLC
--------------------------------------------------------------------------------
Originator:                First Franklin Financial Corporation
--------------------------------------------------------------------------------
Servicer:                  Countrywide Home Loans Servicing LP
--------------------------------------------------------------------------------
Trustee:                   Wells Fargo Bank, National Association
--------------------------------------------------------------------------------
Lead Manager:              Barclays Capital Inc.
--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Co-Manager:                Countrywide Securities Corporation
--------------------------------------------------------------------------------
Rating Agencies:           S&P/Moody's/Fitch
--------------------------------------------------------------------------------
Offered Certificates:      Classes A-2A,  A-2B,  A-2C,  M-1, M-2, M-3, M-4, B-1,
                           B-2 and B-3 certificates
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF8 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF8 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  November 30, 2004
First Franklin Mortgage Loan Trust 2004-FF8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LIBOR Certificates:        The Class A-1  certificates, Class B-4 certificates
                           and the Offered Certificates
--------------------------------------------------------------------------------
Expected Closing Date:     December 30, 2004
--------------------------------------------------------------------------------
Delivery:                  DTC, Euroclear and Clearstream.
--------------------------------------------------------------------------------
Distribution Dates:        The 25th of each month,  or if such day is not a
                           business day, on the next business day, beginning in
                           January 2005.
--------------------------------------------------------------------------------
Final Scheduled            The Distribution Date occurring in October 2034.
Distribution Date:
--------------------------------------------------------------------------------
Due Period:                With respect to any Distribution Date, the period
                           commencing on the second day of the calendar month
                           preceding the month in which the Distribution Date
                           occurs and ending on the first day of the calendar
                           month in which that Distribution Date occurs.
--------------------------------------------------------------------------------
Prepayment Period:         With respect to any Distribution Date, the period
                           commencing on the 16th day of the month preceding the month in which such Distribution Date occurs (or in the case of the first Distribution Date, commencing on the cut-off date), and ending on the 15th day of the month in which such Distribution Date occurs.

--------------------------------------------------------------------------------
Interest Accrual Period:   With respect to any Distribution Date, the period
                           commencing on the immediately preceding Distribution
                           Date (or, for the initial Distribution Date, the closing date) and ending on the day immediately preceding the current Distribution Date.

--------------------------------------------------------------------------------
Accrued Interest:          The price to be paid by investors for the Offered
                           Certificates will not include accrued interest, and therefore will settle flat.

--------------------------------------------------------------------------------
Interest Day Count:        Actual/360.
--------------------------------------------------------------------------------
Interest Payment Delay:    Zero days.
--------------------------------------------------------------------------------
Cut-off Date:              December 1, 2004
--------------------------------------------------------------------------------
Tax Status:                The Offered Certificates will be treated as "regular
                           interests" in a REMIC for federal income tax
                           purposes.
--------------------------------------------------------------------------------
ERISA Eligibility:         Subject to the considerations detailed in the
                           Prospectus, all the Offered Certificates are expected
                           to be ERISA eligible.
--------------------------------------------------------------------------------
SMMEA Eligibility:         The Offered Certificates are not expected to
                           constitute "mortgage related securities" for purposes of SMMEA.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF8 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF8 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  November 30, 2004
First Franklin Mortgage Loan Trust 2004-FF8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Class A Certificate Group: Either the Class A-1 certificates or Class A-2
                           Certificates, as applicable.
--------------------------------------------------------------------------------
Class A-2 Certificates:    Collectively, the Class A-2A, Class A-2B and Class
                           A-2C certificates.

--------------------------------------------------------------------------------
Class M Certificates:      Collectively, the Class M-1, Class M-2, Class M-3 and
                           Class M-4 certificates.
--------------------------------------------------------------------------------
Class B Certificates:      Collectively, the Class B-1, Class B-2, Class B-3 and
                           Class B-4 certificates.
--------------------------------------------------------------------------------
Mortgage Loans:            The mortgage loans to be included in the trust will
                           be primarily adjustable- and fixed-rate sub-prime
                           mortgage loans secured by first-lien mortgages or
                           deeds of trust on residential real properties. All of
                           the mortgage loans were purchased by an affiliate of
                           the depositor from First Franklin Financial
                           Corporation or its affiliates. On the closing date,
                           the trust will acquire the mortgage loans. The
                           aggregate scheduled principal balance of the mortgage
                           loans as of the Cut-off Date will be approximately
                           $1,242,477,719. Approximately 89.89% of the mortgage
                           loans are adjustable-rate mortgage loans and
                           approximately 10.11% are fixed-rate mortgage loans.
                           All of the mortgage loans are first-lien mortgage
                           loans. The information regarding the mortgage loans
                           set forth below that is based on the principal
                           balance of the mortgage loans as of the Cut-off Date
                           assumes the timely receipt of principal scheduled to
                           be paid on the mortgage loans as of the Cut-off Date
                           and no delinquencies or defaults, with the exception
                           of 30-to 59-day delinquencies comprising 2.41% of the
                           aggregate scheduled principal balance of the mortgage
                           loans on the Cut-off Date. See the attached
                           collateral descriptions for additional information on
                           the initial mortgage loans as of the Cut-off Date.
--------------------------------------------------------------------------------
Group I Mortgage Loans:    Approximately $792 million of mortgage loans that
                           have original principal balances that conform to the
                           original principal balance limits for one- to four-
                           family residential mortgage loan guidelines for
                           purchase adopted by Freddie Mac and Fannie Mae.
--------------------------------------------------------------------------------
Group II Mortgage Loans:   Approximately $450 million of mortgage loans that
                           predominantly have original principal balances that
                           do not conform to the original principal balance
                           limits for one- to four- family residential mortgage
                           loan guidelines for purchase adopted by Freddie Mac
                           and Fannie Mae.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Monthly Servicer Advances: The Servicer will be obligated to advance its own funds in an amount equal to the aggregate of all payments of principal and interest (net of servicing fees) that were due during the related due period on the mortgage loans and not received by the applicable Servicer determination date. Advances are required to be made only to the extent they are deemed by the Servicer to be recoverable from related late collections, insurance proceeds, condemnation proceeds, liquidation proceeds or subsequent recoveries.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF8 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF8 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  November 30, 2004
First Franklin Mortgage Loan Trust 2004-FF8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Pricing Prepayment Speed:  Fixed Rate Mortgage Loans: CPR starting at approximately 1.533% CPR in month 1 and increasing to 23% CPR in month 15 (23%/15 increase for each month), and remaining at 23% CPR thereafter.

                           ARM Mortgage Loans: 25% CPR.
--------------------------------------------------------------------------------
Credit Enhancement:        The credit enhancement provided for the benefit of
                           the holders of the certificates consists solely of:
                           (a) the use of excess interest to cover losses on the
                           mortgage loans and as a distribution of principal to
                           maintain overcollateralization; (b) the subordination
                           of distributions on the more subordinate classes of
                           certificates to the required distributions on the
                           more senior classes of certificates; and (c) the
                           allocation of losses to the most subordinate classes
                           of certificates.
--------------------------------------------------------------------------------
Senior Enhancement         For any Distribution Date, the percentage obtained by
Percentage:                dividing (x) the sum of (i) the aggregate Class
                           Certificate Balances of the Class M and Class B certificates and (ii) the Subordinated Amount (in each case after taking into account the distributions of the related Principal Distribution Amount for that Distribution Date) by (y) the aggregate Stated
                           Principal Balance of the mortgage loans for that Distribution Date.

--------------------------------------------------------------------------------
Stepdown Date:             The later to occur of:

                           (i)   the earlier to occur of:

                                  (a) the Distribution Date in January 2008 and

                                  (b) the Distribution Date following the
                                      Distribution Date on which the aggregate
                                      Class Certificate Balances of the Class A certificates have been reduced to zero; and

                           (ii) the first Distribution Date on which the Senior Enhancement Percentage (calculated for this purpose only after taking into account payments of principal applied to reduce the Stated Principal Balance of the mortgage loans for that Distribution Date but prior to any applications of Principal Distribution Amount to the certificates) is greater than or equal to the Specified Senior Enhancement Percentage (approximately 36.40%).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF8 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF8 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  November 30, 2004
First Franklin Mortgage Loan Trust 2004-FF8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Trigger Event:             Either a Cumulative Loss Trigger Event or Delinquency
                           Trigger Event.

--------------------------------------------------------------------------------
Delinquency Trigger Event: With respect to any Distribution Date, the circumstances in which the quotient (expressed as a percentage) of (x) the rolling three-month average of the aggregate unpaid principal balance of mortgage loans that are 60 days or more delinquent (including mortgage loans in foreclosure, mortgage loans related to REO property and mortgage loans where the mortgagor has filed for bankruptcy) and (y) the aggregate unpaid principal balance of the mortgage loans, as of the last day of the related Due Period, equals or exceeds 41% of the prior period's Senior Enhancement Percentage.

--------------------------------------------------------------------------------
Cumulative Loss Trigger    With respect to any Distribution Date, the
Event:                     circumstances in which the aggregate amount of
                           realized losses incurred since the Cut-off Date through the last day of the related Due Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off Date exceeds the applicable percentages described below with respect to such Distribution Date.

                           Distribution Date Occurring in          Loss Percentage
                           ------------------------------          ---------------
                           January 2008 through December 2008      2.500% for the first month, plus an additional 1/12th of 1.250%
                                                                   for each month thereafter (e.g., 3.125% in July 2008)
                           January 2009 through December 2009      3.750% for the first month, plus an additional 1/12th of 1.000%
                                                                   for each month thereafter (e.g., 4.250% in July 2009)
                           January 2010 through December 2010      4.750% for the first month, plus an additional 1/12th of 0.500%
                                                                   for each month thereafter (e.g., 5.000% in July 2010)
                           January 2011 and thereafter             5.250%

--------------------------------------------------------------------------------
Optional Clean-up Call:    The Servicer may, at its option, purchase the
                           mortgage loans and REO properties and terminate the
                           trust on any Distribution Date when the aggregate
                           Stated Principal Balance of the mortgage loans, as of
                           the last day of the related due period, is equal to
                           or less than 10% of the aggregate Stated Principal
                           Balance of the mortgage loans as of the Cut-off Date.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF8 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF8 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  November 30, 2004
First Franklin Mortgage Loan Trust 2004-FF8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Credit Enhancement
Percentage:                Initial Credit Enhancement  Target Credit Enhancement
                           --------------------------  -------------------------
                           Class A: 18.20%             Class A: 36.40%
                           Class M-1: 15.00%           Class M-1: 30.00%
                           Class M-2: 12.30%           Class M-2: 24.60%
                           Class M-3: 7.45%            Class M-3: 14.90%
                           Class M-4: 6.00%            Class M-4: 12.00%
                           Class B-1: 4.80%            Class B-1: 9.60%
                           Class B-2: 3.90%            Class B-2: 7.80%
                           Class B-3: 3.35%            Class B-3: 6.70%
                           Class B-4: 2.35%            Class B-4: 4.70%
--------------------------------------------------------------------------------
Step-up Coupons:           For all LIBOR Certificates the interest rate will
                           increase after the Optional Clean-up Call date,
                           should the call not be exercised. At that time, the
                           Class A fixed margins will be 2x their respective
                           initial fixed margins and the Class M and Class B
                           fixed margins will be 1.5x their respective initial
                           fixed margins.
--------------------------------------------------------------------------------
Class A-1 certificates     The Class A-1 certificates will accrue interest at a
Pass-Through Rate:         per annum rate equal to the lesser of:

                           (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                           (ii)     the Group I Loan Cap.
--------------------------------------------------------------------------------
Class A-2A Certificates    The Class A-2A certificates will accrue interest at a
Pass-Through Rate:         per annum rate equal to the lesser of:

                           (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                           (ii)     the Group II Loan Cap.
--------------------------------------------------------------------------------
Class A-2B Certificates    The Class A-2B certificates will accrue interest at a
Pass-Through Rate:         per annum rate equal to the lesser of:

                           (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                           (ii)     the Group II Loan Cap.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF8 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF8 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  November 30, 2004
First Franklin Mortgage Loan Trust 2004-FF8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Class A-2C Certificates    The Class A-2C certificates will accrue interest at a
Pass-Through Rate:         per annum rate equal to the lesser of:

                           (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                           (ii)     the Group II Loan Cap.
--------------------------------------------------------------------------------
Class M-1 Pass-Through     The Class M-1 certificates will accrue interest at a
Rate:                      per annum rate equal to the lesser of:

                           (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                           (ii)  the Pool Cap.
--------------------------------------------------------------------------------
Class M-2 Pass-Through     The Class M-2 certificates will accrue interest at a
Rate:                      per annum rate equal to the lesser of:

                           (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable and

                           (ii)  the Pool Cap.
--------------------------------------------------------------------------------
Class M-3 Pass-Through     The Class M-3 certificates will accrue interest at a
Rate:                      per annum rate equal to the lesser of:

                           (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                           (ii)  the Pool Cap.
--------------------------------------------------------------------------------
Class M-4 Pass-Through     The Class M-4 certificates will accrue interest at a
Rate:                      per annum rate equal to the lesser of:

                           (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                           (ii)  the Pool Cap.
--------------------------------------------------------------------------------
Class B-1 Pass-Through     The Class B-1 certificates will accrue interest at a
Rate:                      per annum rate equal to the lesser of:

                           (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                           (ii)  the Pool Cap.
--------------------------------------------------------------------------------
Class B-2 Pass-Through     The Class B-2 certificates will accrue interest at a
Rate:                      per annum rate equal to the lesser of:

                           (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                           (ii)  the Pool Cap.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF8 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF8 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  November 30, 2004
First Franklin Mortgage Loan Trust 2004-FF8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Class B-3 Pass-Through     The Class B-3 certificates will accrue interest at a
Rate:                      per annum rate equal to the lesser of:

                           (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                           (ii)  the Pool Cap.
--------------------------------------------------------------------------------
Class B-4 Pass-Through     The Class B-4 certificates will accrue interest at a
Rate:                      per annum rate equal to the lesser of:

                           (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                           (ii)  the Pool Cap.
--------------------------------------------------------------------------------
Group I Loan Cap:          Product of:

                           (i) the weighted average of the mortgage rates for each group I mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period and

                           (ii)     a fraction, the numerator of which is 30 and
                                    the denominator of which is the actual
                                    number of days in the related Interest
                                    Accrual Period.
--------------------------------------------------------------------------------
Group II Loan Cap:         Product of:

                           (i) the weighted average of the mortgage rates for each group II mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period and

                           (ii)     a fraction, the numerator of which is 30 and
                                    the denominator of which is the actual
                                    number of days in the related Interest
                                    Accrual Period.
--------------------------------------------------------------------------------
Pool Cap:                  Product of:

                           (i) the weighted average of (x) the mortgage rates for each group I mortgage loan (in each case, less the applicable Expense Fee
                                    Rate) and (y) the mortgage rates for each group II mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period, in each case weighted on the basis of the related Group Subordinate Amount and

                           (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF8 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF8 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  November 30, 2004
First Franklin Mortgage Loan Trust 2004-FF8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Group Subordinate Amount:  For any Distribution Date,

                           (i) for the Group I Mortgage Loans, will be equal to the excess of the aggregate principal balance of the Group I Mortgage Loans as of the beginning of the related Due Period over the Class Certificate Balance of the Class A-1 certificates immediately prior to such Distribution Date and

                           (ii)     for the Group II Mortgage Loans, will be
                                    equal to the excess of the aggregate
                                    principal balance of the Group II Mortgage
                                    Loans as of the beginning of the related Due
                                    Period over the Class Certificate Balance of
                                    the Class A-2 Certificates immediately prior
                                    to such Distribution Date.
--------------------------------------------------------------------------------
Basis Risk Carry Forward   On any Distribution Date and for any class of LIBOR
Amount:                    Certificates is the sum of:

                           (x) the excess of:

                              (i) the amount of interest that class of
                                certificates would have been entitled to receive on that Distribution Date had the Pass-Through Rate not been subject to the Group I Loan Cap, the Group II Loan Cap or the Pool Cap, as applicable, over

                              (ii) the amount of interest that class of
                                certificates received on that Distribution Date based on the Group I Loan Cap, the Group II Loan Cap, or the Pool Cap, as applicable, and

                           (y) the unpaid portion of any such excess described
                              in clause (x) from prior Distribution Dates (and related accrued interest at the then applicable Pass-Through Rate on that class of certificates, without giving effect to the Group I Loan Cap, the Group II Loan Cap or the Pool Cap, as applicable).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF8 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF8 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  November 30, 2004
First Franklin Mortgage Loan Trust 2004-FF8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Interest Distributions on  On each Distribution Date and after payments of
the LIBOR Certificates:    servicing and trustee fees and other expenses,
                           interest distributions from the Interest Remittance
                           Amount will be allocated as follows:
                           (i)      the portion of the Interest Remittance
                                    Amount attributable to the Group I Mortgage
                                    Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-1 certificates and second, pro rata to the Class A-2 Certificates;
                           (ii)     the portion of the Interest Remittance
                                    Amount attributable to the Group II Mortgage
                                    Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, pro rata among the Class A-2 Certificates and second, to the Class A-1 certificates;
                           (iii)    to the Class M-1 certificates, their Accrued
                                    Certificate Interest;
                           (iv)     to the Class M-2 certificates, their Accrued
                                    Certificate Interest;
                           (v)      to the Class M-3 certificates, their Accrued
                                    Certificate Interest;
                           (vi)     to the Class M-4 certificates, their Accrued
                                    Certificate Interest;
                           (vii)    to the Class B-1 certificates, their Accrued
                                    Certificate Interest;
                           (viii)   to the Class B-2 certificates, their Accrued
                                    Certificate Interest;
                           (ix)     to the Class B-3 certificates, their Accrued
                                    Certificate Interest; and
                           (x)      to the Class B-4 certificates, their Accrued
                                    Certificate Interest.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF8 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF8 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  November 30, 2004
First Franklin Mortgage Loan Trust 2004-FF8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Principal Distribution on  On each Distribution Date (a) prior to the Stepdown
the LIBOR Certificates:    Date or (b) on which a Trigger Event is in effect,
                           principal distributions from the Principal
                           Distribution Amount will be allocated as follows:
                           (i)      to the Class A certificates, allocated
                                    between the Class A certificates as
                                    described below, until their Class
                                    Certificate Balances have been reduced to zero;

                           (ii) to the Class M-1 certificates, until their Class Certificate Balance has been reduced to zero;

                           (iii) to the Class M-2 certificates, until their Class Certificate Balance has been reduced to zero;

                           (iv) to the Class M-3 certificates, until their Class Certificate Balance has been reduced to zero;

                           (v) to the Class M-4 certificates, until their Class Certificate Balance has been reduced to zero;

                           (vi) to the Class B-1 certificates, until their Class Certificate Balance has been reduced to zero;

                           (vii) to the Class B-2 certificates, until their Class Certificate Balance has been reduced to zero;

                           (viii) to the Class B-3 certificates, until their Class Certificate Balance has been reduced to zero; and

                           (ix) to the Class B-4 certificates, until their Class Certificate Balance has been reduced to zero

                           On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

                           (i) to the Class A certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until their Class Certificate Balances have been reduced to zero;

                           (ii) to the Class M-1 certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

                           (iii) to the Class M-2 certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

                           (iv) to the Class M-3 certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF8 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF8 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  November 30, 2004
First Franklin Mortgage Loan Trust 2004-FF8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Principal Distribution on
the LIBOR Certificates     (v)      to the Class M-4 certificates, the lesser of
(con'td)                            the remaining Principal Distribution Amount
                                    and the Class M-4 Principal Distribution
                                    Amount, until their Class Certificate
                                    Balance has been reduced to zero;

                           (vi) to the Class B-1 certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

                           (vii) to the Class B-2 certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

                           (viii) to the Class B-3 certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero; and

                           (ix)     to the Class B-4 certificates, the lesser of
                                    the remaining Principal Distribution Amount
                                    and the Class B-4 Principal Distribution
                                    Amount, until their Class Certificate
                                    Balance has been reduced to zero.
--------------------------------------------------------------------------------
Allocation of Principal    All principal distributions to the holders of the
Payments to Class A        Class A Certificates on any Distribution Date will be
Certificate Group:         allocated concurrently between the Class A-1
                           certificates, on the one hand, and the Class A-2
                           Certificates, on the other hand, based on the Class A
                           Principal Allocation Percentage for the Class A-1
                           certificates and the Class A-2 Certificates, as
                           applicable. However, if the Class Certificate
                           Balances of the Class A Certificates in either Class
                           A Certificate Group are reduced to zero, then the
                           remaining amount of principal distributions
                           distributable to the Class A Certificates on that
                           Distribution Date, and the amount of those principal
                           distributions distributable on all subsequent
                           Distribution Dates, will be distributed to the
                           holders of the Class A certificates in the other
                           Class A Certificate Group remaining outstanding, in
                           accordance with the principal distribution
                           allocations described herein, until their Class
                           Certificate Balances have been reduced to zero. Any
                           payments of principal to the Class A-1 certificates
                           will be made first from payments relating to the
                           Group I Mortgage Loans, and any payments of principal
                           to the Class A-2 Certificates will be made first from
                           payments relating to the Group II Mortgage Loans.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF8 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF8 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  November 30, 2004
First Franklin Mortgage Loan Trust 2004-FF8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Allocation of Principal    Principal distributions to the Class A-2 Certificates
Payments to Class A        will be allocated first to the Class A-2A
Certificate Group:         Certificates, until their Class Certificate Balance
(contd.)                   has been reduced to zero, then to the Class A-2B
                           Certificates, until their Class Certificate Balance has been reduced to zero, and then to the Class A-2C
                           Certificates, until their Class Certificate Balance has been reduced to zero.

                           Notwithstanding the above, in the event that all subordinate classes, including the Class X certificates, have been reduced to zero, principal distributions to the Class A-2 certificates will be distributed pro rata among the Class A-2A, Class A-2B and Class A-2C certificates.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF8 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF8 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  November 30, 2004
First Franklin Mortgage Loan Trust 2004-FF8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Cap Provider:              Barclays Bank PLC, as Cap Provider, is a bank
                           authorized and regulated by the United Kingdom's
                           Financial Services Authority and is a member of the
                           London Stock Exchange. As of the date hereof,
                           Barclays Bank PLC is rated AA+ by Fitch, AA by S&P
                           and Aa1 by Moody's.
--------------------------------------------------------------------------------
Interest Rate Cap          The LIBOR Certificates (other than the Class A-1
Agreements:                certificates) will have the benefit of three interest
                           rate cap agreements provided by the Cap Provider. All
                           obligations of the trust under the interest rate cap
                           agreements will be paid on or prior to the Closing
                           Date.
--------------------------------------------------------------------------------
Class A-2 Interest Rate    The Class A-2 Certificates will have the benefit of
Cap:                       an interest rate cap agreement (the "Class A-2 Cap
                           Agreement"), with an initial notional amount of
                           $36,806,100 provided by the Cap Provider. In
                           connection with the first 33 Distribution Dates, the
                           Cap Provider will be obligated under the Class A-2
                           Cap Agreement to pay to the trustee, for deposit into
                           the Excess Reserve Fund Account, an amount equal to
                           the product of (a) the excess, if any, of the lesser
                           of (i) the 1-month LIBOR rate as of that Distribution
                           Date and (ii) a cap ceiling rate of 9.65%, over a
                           specified cap strike rate (ranging from 5.75% to
                           9.50%), and (b) the product of the Class A-2 notional
                           balance and the index rate multiplier set forth in
                           the attached Interest Rate Cap Schedule for that
                           Distribution Date, based on an "actual/360" basis.
                           The Cap Provider's obligations under the Class A-2
                           Cap Agreement will terminate following the
                           Distribution Date in September 2007.
--------------------------------------------------------------------------------
Class M Interest Rate Cap: The Class M Certificates will have the benefit of an interest rate cap agreement (the "Class M Cap
                           Agreement"), with an initial notional amount of
                           $15,158,200 provided by the Cap Provider. In
                           connection with the first 33 Distribution Dates, the
                           Cap Provider will be obligated under the Class M Cap
                           Agreement to pay to the trustee, for deposit into the
                           Excess Reserve Fund Account, an amount equal to the
                           product of (a) the excess, if any, of the lesser of
                           (i) the then current 1-month LIBOR rate and (ii) a
                           cap ceiling rate of 8.71%, over a specified cap
                           strike rate (ranging from 5.19% to 8.40%), and (b)
                           the product of the Class M notional balance and the
                           index rate multiplier set forth in the attached
                           Interest Rate Cap Schedule for that Distribution
                           Date, based on an "actual/360" basis. The Cap
                           Provider's obligations under the Class M Cap
                           Agreement will terminate following the Distribution
                           Date in September 2007.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF8 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF8 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  November 30, 2004
First Franklin Mortgage Loan Trust 2004-FF8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Class B Interest Rate Cap: The Class B Certificates will have the benefit of an interest rate cap agreement (the "Class B Cap
                           Agreement"), with an initial notional amount of
                           $4,535,100 provided by the Cap Provider. In
                           connection with the first 33 Distribution Dates, the
                           Cap Provider will be obligated under the Class B Cap
                           Agreement to pay to the trustee, for deposit into the
                           Excess Reserve Fund Account, an amount equal to the
                           product of (a) the excess, if any, of the lesser of
                           (i) the then current 1-month LIBOR rate and (ii) a
                           cap ceiling rate of 7.09%, over a specified cap
                           strike rate (ranging from 3.57% to 6.78%), and (b)
                           the product of the Class B notional balance and the
                           index rate multiplier set forth in the attached
                           Interest Rate Cap Schedule for that Distribution
                           Date, based on an "actual/360" basis. The Cap
                           Provider's obligations under the Class B Cap
                           Agreement will terminate following the Distribution
                           Date in September 2007.
--------------------------------------------------------------------------------
Allocation of Net Monthly  For any Distribution Date, any Net Monthly Excess
Excess Cash Flow:          Cash Flow shall be paid as follows:
                           (a)to the holders of the Class M-1 certificates, any
                              Unpaid Interest Amount;
                           (b)to the holders of the Class M-1 certificates, any
                              Unpaid Realized Loss Amount;
                           (c)to the holders of the Class M-2 certificates, any
                              Unpaid Interest Amount;
                           (d)to the holders of the Class M-2 certificates, any
                              Unpaid Realized Loss Amount;
                           (e)to the holders of the Class M-3 certificates, any
                              Unpaid Interest Amount;
                           (f)to the holders of the Class M-3 certificates, any
                              Unpaid Realized Loss Amount;
                           (g)to the holders of the Class M-4 certificates, any
                              Unpaid Interest Amount;
                           (h)to the holders of the Class M-4 certificates, any
                              Unpaid Realized Loss Amount;
                           (i)to the holders of the Class B-1 certificates, any
                              Unpaid Interest Amount;
                           (j)to the holders of the Class B-1 certificates, any
                              Unpaid Realized Loss Amount;
                           (k)to the holders of the Class B-2 certificates, any
                              Unpaid Interest Amount;
                           (l)to the holders of the Class B-2 certificates, any
                              Unpaid Realized Loss Amount;
                           (m)to the holders of the Class B-3 certificates, any
                              Unpaid Interest Amount;
                           (n)to the holders of the Class B-3 certificates, any
                              Unpaid Realized Loss Amount;
                           (o)to the holders of the Class B-4 certificates, any
                              Unpaid Interest Amount;
                           (p)to the holders of the Class B-4 certificates, any
                              Unpaid Realized Loss Amount;
                           (q)to the Excess Reserve Fund Account, the amount of
                              any Basis Risk Payment for that Distribution Date;
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF8 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF8 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  November 30, 2004
First Franklin Mortgage Loan Trust 2004-FF8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Allocation of Net Monthly (r) (i) from any Class A-2 Interest Rate Cap
Excess Cash Flow (cont'd):    Payment on depositin the Excess Reserve Fund
                              Account with respect to that Distribution Date, an
                              amount equal to any unpaid remaining Basis Risk
                              Carry Forward Amount with respect to the Class A-2
                              Certificates for that Distribution Date, allocated
                              (a) first, among the Class A-2A, Class A-2B and
                              Class A-2C certificates, pro rata, based upon
                              their respective Class Certificate Balances only
                              with respect to those Class A-2 Certificates with
                              an outstanding Basis Risk Carry Forward Amount and
                              (b) second, any remaining amounts to the Class
                              A-2A, Class A-2B and Class A-2C certificates, pro
                              rata, based on any Basis Risk Carry Forward
                              Amounts remaining unpaid, in order to reimburse
                              such unpaid amounts, and (ii) from any Class M
                              Interest Cap Payment on deposit in the Excess
                              Reserve Fund Account with respect to that
                              Distribution Date, an amount equal to any unpaid
                              remaining Basis Risk Carry Forward Amount with
                              respect to the Class M certificates for that
                              Distribution Date, allocated (a) first, among the
                              Class M-1, Class M-2, Class M-3 and Class M-4
                              certificates, pro rata, based upon their
                              respective Class Certificate Balances only with
                              respect to those Class M Certificates with an
                              outstanding Basis Risk Carry Forward Amount and
                              (b) second, any remaining amounts to the Class
                              M-1, Class M-2, Class M-3 and Class M-4
                              certificates, pro rata, based on any Basis Risk
                              Carry Forward Amounts remaining unpaid, in order
                              to reimburse such unpaid amounts, and (iii) from
                              any Class B Interest Rate Cap Payment on deposit
                              in the Excess Reserve Fund Account with respect to
                              that Distribution Date, an amount equal to any
                              unpaid remaining Basis Risk Carry Forward Amount
                              with respect to the Class B certificates for that
                              Distribution Date, allocated (a) first, among the
                              Class B-1, Class B-2, Class B-3 and Class B-4
                              certificates, pro rata, based upon their
                              respective Class Certificate Balances only with
                              respect to those Class B Certificates with an
                              outstanding Basis Risk Carry Forward Amount and
                              (b) second, any remaining amounts to the Class
                              B-1, Class B-2, Class B-3 and Class B-4
                              certificates, pro rata, based on any Basis Risk
                              Carry Forward Amounts remaining unpaid, in order
                              to reimburse such unpaid amounts;
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF8 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF8 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  November 30, 2004
First Franklin Mortgage Loan Trust 2004-FF8
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Allocation of Net Monthly (s) from funds on deposit in the Excess Reserve Fund
Excess Cash Flow (cont'd):    Account (not including any Interest Rate Cap
                              Payment included in that account) with respect to that Distribution Date, an amount equal to any unpaid Basis Risk Carry Forward Amount with respect to the LIBOR Certificates for that Distribution Date to the LIBOR Certificates in the same order and priority in which Accrued
                              Certificate Interest is allocated among those classes of certificates;

                          (t) to the Class X certificates, those amounts as
                              described in the pooling and servicing agreement; and
                          (u) to the holders of the Class R certificates, any
                              remaining amount.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF8 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF8 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  November 30, 2004
First Franklin Mortgage Loan Trust 2004-FF8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Interest Remittance        With respect to any Distribution Date and the
Amount:                    mortgage loans in a loan group, that portion of
                           available funds attributable to interest relating to
                           mortgage loans in that mortgage loan group.
--------------------------------------------------------------------------------
Accrued Certificate        For each class of LIBOR Certificates on any
Interest:                  Distribution Date, the amount of interest accrued
                           during the related Interest Accrual Period on the
                           related Class Certificate Balance immediately prior
                           to such Distribution Date at the related Pass-Through
                           Rate, as reduced by that class's share of net
                           prepayment interest shortfalls and any shortfalls
                           resulting from the application of the Servicemembers
                           Civil Relief Act or any similar state statute.
--------------------------------------------------------------------------------
Principal Distribution     For each Distribution Date will equal the sum of (i)
Amount:                    the Basic Principal Distribution Amount for that
                           Distribution Date and (ii) the Extra Principal
                           Distribution Amount for that Distribution Date.
--------------------------------------------------------------------------------
Basic Principal            With respect to any Distribution Date, the excess of
Distribution Amount:       (i) the aggregate Principal Remittance Amount for
                           that Distribution Date over (ii) the Excess
                           Subordinated Amount, if any, for that Distribution
                           Date.
--------------------------------------------------------------------------------
Net Monthly Excess Cash    Available Funds remaining after the amount necessary
Flow:                      to make all payments of interest and principal to the
                           LIBOR certificates.
--------------------------------------------------------------------------------
Extra Principal            As of any Distribution Date, the lesser of (x) the
                           related Total Monthly Excess Spread for that
                           Distribution Date and (y) the related Subordination
                           Deficiency, if any, for that Distribution Date.
--------------------------------------------------------------------------------
Total Monthly Excess       As to any Distribution Date equals the excess, if
Spread:                    any, of (x) the interest on the mortgage loans
                           received by the Servicer on or prior to the related
                           Determination Date or advanced by the Servicer for the related Servicer Remittance Date, net of the servicing fee and the trustee fee, over (y) the amount paid as interest to the LIBOR Certificates at their respective Pass-Through Rates.

--------------------------------------------------------------------------------
Subordinated Amount:       With respect to any Distribution Date, the excess, if
                           any, of (a) the aggregate Stated Principal Balance of
                           the mortgage loans for that Distribution Date (after
                           taking into account the distribution of principal to
                           the mortgage loans for such Distribution Date) over
                           (b) the aggregate Class Certificate Balance of the
                           LIBOR Certificates as of that date (after taking into
                           account the distribution of the Principal Remittance
                           Amount on those certificates on that Distribution
                           Date).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF8 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF8 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  November 30, 2004
First Franklin Mortgage Loan Trust 2004-FF8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Specified Subordinated     Prior to the Stepdown Date, an amount equal to 2.35%
Amount:                    of the aggregate Stated Principal Balance of the
                           mortgage loans as of the Cut-off Date. On and after
                           the Stepdown Date, an amount equal to 4.70% of the
                           aggregate Stated Principal Balance of the mortgage
                           loans for that Distribution Date, subject to a
                           minimum amount equal to 0.50% of the aggregate Stated
                           Principal Balance of the mortgage loans as of the
                           Cut-off Date; provided, however, that if, on any
                           Distribution Date, a Trigger Event exists, the
                           Specified Subordinated Amount will not be reduced to
                           the applicable percentage of the then Stated
                           Principal Balance of the mortgage loans but instead
                           remain the same as the prior period's Specified
                           Subordinated Amount until the Distribution Date on
                           which a Trigger Event no longer exists. When the
                           Class Certificate Balance of each class of LIBOR
                           Certificates has been reduced to zero, the Specified
                           Subordinated Amount will thereafter equal zero.
--------------------------------------------------------------------------------
Excess Subordinated        With respect to any Distribution Date, the excess, if
Amount:                    any, of (a) the Subordinated Amount on that
                           Distribution Date over (b) the Specified Subordinated
                           Amount.
--------------------------------------------------------------------------------
Subordination Deficiency:  With respect to any Distribution Date, the excess, if any, of (a) the Specified Subordinated Amount for
                           that Distribution Date over (b) the Subordinated
                           Amount for that Distribution Date.
--------------------------------------------------------------------------------
Principal Remittance       With respect to any Distribution Date, to the extent
Amount:                    of funds available as described in the prospectus
                           supplement, the amount equal to the sum of the
                           following amounts (without duplication) with respect
                           to the related Due Period: (i) each scheduled payment
                           of principal on a mortgage loan due during the
                           related Due Period and received by the Servicer on or
                           prior to the related Determination Date or advanced
                           by the Servicer for the related Servicer Remittance
                           Date; (ii) all full and partial principal prepayments
                           on mortgage loans received during the related
                           Prepayment Period; (iii) all net liquidation
                           proceeds, condemnation proceeds, insurance proceeds
                           and subsequent recoveries received on the mortgage
                           loans and allocable to principal; (iv) the portion of
                           the purchase price allocable to principal with
                           respect to each deleted mortgage loan that was
                           repurchased during the period from the prior
                           Distribution Date through the business day prior to
                           the current Distribution Date; (v) the Substitution
                           Adjustment Amounts received in connection with the
                           substitution of any mortgage loan as of that
                           Distribution Date; and (vi) the allocable portion of
                           the proceeds received with respect to the Optional
                           Clean-up Call (to the extent they relate to
                           principal).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF8 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF8 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  November 30, 2004
First Franklin Mortgage Loan Trust 2004-FF8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Class A Principal          For any Distribution Date is the percentage
Allocation Percentage:     equivalent of a fraction, determined as follows:

                           (1)with respect to the Class A-1 certificates, a
                              fraction, the numerator of which is the portion of the Principal Remittance Amount for that Distribution Date that is attributable to the principal received or advanced on the Group I Mortgage Loans and the denominator of which is the Principal Remittance Amount for that Distribution Date; and

                           (2)with respect to the Class A-2 Certificates, a
                              fraction, the numerator of which is the portion of the Principal Remittance Amount for that Distribution Date that is attributable to the principal received or advanced on the Group II Mortgage Loans and the denominator of which is the Principal Remittance Amount for that Distribution Date.
--------------------------------------------------------------------------------
Class A Principal          For any Distribution Date is the excess of (a) the
Distribution Amount:       aggregate Class Certificate Balance of the Class A
                           Certificate Group immediately prior to that
                           Distribution Date over (b) the lesser of (x)
                           approximately 63.60% of the aggregate Stated
                           Principal Balance of the mortgage loans for that
                           Distribution Date and (y) the excess, if any, of the
                           aggregate Stated Principal Balance of the mortgage
                           loans for that Distribution Date over $6,212,389.
--------------------------------------------------------------------------------
Class M-1 Principal        With respect to any Distribution Date is the excess
Distribution Amount:       of (i) the sum of (a) the aggregate Class Certificate
                           Balance of the Class A Certificate Group (after
                           taking into account distribution of the Class A
                           Principal Distribution Amount on that Distribution
                           Date) and (b) the Class Certificate Balance of the
                           Class M-1 certificates immediately prior to that
                           Distribution Date over (ii) the lesser of (a)
                           approximately 70.00% of the aggregate Stated
                           Principal Balance of the mortgage loans for that
                           Distribution Date and (b) the excess, if any, of the
                           aggregate Stated Principal Balance of the mortgage
                           loans for that Distribution Date over $6,212,389.
--------------------------------------------------------------------------------
Class M-2 Principal        With respect to any Distribution Date is the excess
Distribution Amount:       of (i) the sum of (a) the aggregate Class Certificate
                           Balance of the Class A Certificate Group (after
                           taking into account distribution of the Class A
                           Principal Distribution Amount on that Distribution
                           Date), (b) the Class Certificate Balance of the Class
                           M-1 certificates (after taking into account
                           distribution of the Class M-1 Principal Distribution
                           Amount on that Distribution Date) and (c) the Class
                           Certificate Balance of the Class M-2 certificates
                           immediately prior to that Distribution Date over (ii)
                           the lesser of (a) approximately 75.40% of the
                           aggregate Stated Principal Balance of the mortgage
                           loans for that Distribution Date and (b) the excess,
                           if any, of the aggregate Stated Principal Balance of
                           the mortgage loans for that Distribution Date over
                           $6,212,389.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF8 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF8 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  November 30, 2004
First Franklin Mortgage Loan Trust 2004-FF8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Class M-3 Principal        With respect to any Distribution Date is the excess
Distribution Amount:       of (i) the sum of (a) the aggregate Class Certificate
                           Balance of the Class A Certificate Group (after
                           taking into account distribution of the Class A
                           Principal Distribution Amount on that Distribution
                           Date), (b) the Class Certificate Balance of the Class
                           M-1 certificates (after taking into account
                           distribution of the Class M-1 Principal Distribution
                           Amount on that Distribution Date), (c) the Class
                           Certificate Balance of the Class M-2 certificates
                           (after taking into account distribution of the Class
                           M-2 Principal Distribution Amount on that
                           Distribution Date) and (d) the Class Certificate
                           Balance of the Class M-3 certificates immediately
                           prior to that Distribution Date over (ii) the lesser
                           of (a) approximately 85.10% of the aggregate Stated
                           Principal Balance of the mortgage loans for that
                           Distribution Date and (b) the excess, if any, of the
                           aggregate Stated Principal Balance of the mortgage
                           loans for that Distribution Date over $6,212,389.
--------------------------------------------------------------------------------
Class M-4 Principal        With respect to any Distribution Date is the excess
Distribution Amount:       of (i) the sum of (a) the aggregate Class Certificate
                           Balance of the Class A Certificate Group (after
                           taking into account distribution of the Class A
                           Principal Distribution Amount on that Distribution
                           Date), (b) the Class Certificate Balance of the Class
                           M-1 certificates (after taking into account
                           distribution of the Class M-1 Principal Distribution
                           Amount on that Distribution Date), (c) the Class
                           Certificate Balance of the Class M-2 certificates
                           (after taking into account distribution of the Class
                           M-2 Principal Distribution Amount on that
                           Distribution Date), (d) the Class Certificate Balance
                           of the Class M-3 certificates (after taking into
                           account distribution of the Class M-3 Principal
                           Distribution Amount on that Distribution Date) and
                           (e) the Class Certificate Balance of the Class M-4
                           certificates immediately prior to that Distribution
                           Date over (ii) the lesser of (a) approximately 88.00%
                           of the aggregate Stated Principal Balance of the
                           mortgage loans for that Distribution Date and (b) the
                           excess, if any, of the aggregate Stated Principal
                           Balance of the mortgage loans for that Distribution
                           Date over $6,212,389.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF8 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF8 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  November 30, 2004
First Franklin Mortgage Loan Trust 2004-FF8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Class B-1 Principal        With respect to any Distribution Date is the excess
Distribution Amount:       of (i) the sum of (a) the aggregate Class Certificate
                           Balance of the Class A Certificate Group (after
                           taking into account distribution of the Class A
                           Principal Distribution Amount on that Distribution
                           Date), (b) the Class Certificate Balance of the Class
                           M-1 certificates (after taking into account
                           distribution of the Class M-1 Principal Distribution
                           Amount on that Distribution Date), (c) the Class
                           Certificate Balance of the Class M-2 certificates
                           (after taking into account distribution of the Class
                           M-2 Principal Distribution Amount on that
                           Distribution Date), (d) the Class Certificate Balance
                           of the Class M-3 certificates (after taking into
                           account distribution of the Class M-3 Principal
                           Distribution Amount on that Distribution Date), (e)
                           the Class Certificate Balance of the Class M-4
                           certificates (after taking into account distribution
                           of the Class M-4 Principal Distribution Amount on
                           that Distribution Date) and (f) the Class Certificate
                           Balance of the Class B-1 certificates immediately
                           prior to that Distribution Date over (ii) the lesser
                           of (a) approximately 90.40% of the aggregate Stated
                           Principal Balance of the mortgage loans for that
                           Distribution Date and (b) the excess, if any, of the
                           aggregate Stated Principal Balance of the mortgage
                           loans for that Distribution Date over $6,212,389.
--------------------------------------------------------------------------------
Class B-2 Principal        With respect to any Distribution Date is the excess
Distribution Amount:       of (i) the sum of (a) the aggregate Class Certificate
                           Balance of the Class A Certificate Group (after
                           taking into account distribution of the Class A
                           Principal Distribution Amount on that Distribution
                           Date), (b) the Class Certificate Balance of the Class
                           M-1 certificates (after taking into account
                           distribution of the Class M-1 Principal Distribution
                           Amount on that Distribution Date), (c) the Class
                           Certificate Balance of the Class M-2 certificates
                           (after taking into account distribution of the Class
                           M-2 Principal Distribution Amount on that
                           Distribution Date), (d) the Class Certificate Balance
                           of the Class M-3 certificates (after taking into
                           account distribution of the Class M-3 Principal
                           Distribution Amount on that Distribution Date), (e)
                           the Class Certificate Balance of the Class M-4
                           certificates (after taking into account distribution
                           of the Class M-4 Principal Distribution Amount on
                           that Distribution Date), (f) the Class Certificate
                           Balance of the Class B-1 certificates (after taking
                           into account distribution of the Class B-1 Principal
                           Distribution Amount on that Distribution Date) and
                           (g) the Class Certificate Balance of the Class B-2
                           certificates immediately prior to that Distribution
                           Date over (ii) the lesser of (a) approximately 92.20%
                           of the aggregate Stated Principal Balance of the
                           mortgage loans on that Distribution Date and (b) the
                           excess, if any, of the aggregate Stated Principal
                           Balance of the mortgage loans on that Distribution
                           Date over $6,212,389.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF8 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF8 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  November 30, 2004
First Franklin Mortgage Loan Trust 2004-FF8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Class B-3 Principal        With respect to any Distribution Date is the excess
Distribution Amount:       of (i) the sum of (a) the aggregate Class Certificate
                           Balance of the Class A Certificate Group (after
                           taking into account distribution of the Class A
                           Principal Distribution Amount on that Distribution
                           Date), (b) the Class Certificate Balance of the Class
                           M-1 certificates (after taking into account
                           distribution of the Class M-1 Principal Distribution
                           Amount on that Distribution Date), (c) the Class
                           Certificate Balance of the Class M-2 certificates
                           (after taking into account distribution of the Class
                           M-2 Principal Distribution Amount on that
                           Distribution Date), (d) the Class Certificate Balance
                           of the Class M-3 certificates (after taking into
                           account distribution of the Class M-3 Principal
                           Distribution Amount on that Distribution Date), (e)
                           the Class Certificate Balance of the Class M-4
                           certificates (after taking into account distribution
                           of the Class M-4 Principal Distribution Amount on
                           that Distribution Date), (f) the Class Certificate
                           Balance of the Class B-1 certificates (after taking
                           into account distribution of the Class B-1 Principal
                           Distribution Amount on that Distribution Date), (g)
                           the Class Certificate Balance of the Class B-2
                           certificates (after taking into account distribution
                           of the Class B-2 Principal Distribution Amount on
                           that Distribution Date), and (h) the Class
                           Certificate Balance of the Class B-3 certificates
                           immediately prior to that Distribution Date over (ii)
                           the lesser of (a) approximately 93.30% of the
                           aggregate Stated Principal Balance of the mortgage
                           loans for that Distribution Date and (b) the excess,
                           if any, of the aggregate Stated Principal Balance of
                           the mortgage loans for that Distribution Date over
                           $6,212,389.
                           -----------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF8 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF8 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  November 30, 2004
First Franklin Mortgage Loan Trust 2004-FF8
--------------------------------------------------------------------------------

Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Class B-4 Principal        With respect to any Distribution Date is the excess
Distribution Amount:       of (i) the sum of (a) the aggregate Class Certificate
                           Balance of the Class A Certificate Group (after
                           taking into account distribution of the Class A
                           Principal Distribution Amount on that Distribution
                           Date), (b) the Class Certificate Balance of the Class
                           M-1 certificates (after taking into account
                           distribution of the Class M-1 Principal Distribution
                           Amount on that Distribution Date), (c) the Class
                           Certificate Balance of the Class M-2 certificates
                           (after taking into account distribution of the Class
                           M-2 Principal Distribution Amount on that
                           Distribution Date), (d) the Class Certificate Balance
                           of the Class M-3 certificates (after taking into
                           account distribution of the Class M-3 Principal
                           Distribution Amount on that Distribution Date), (e)
                           the Class Certificate Balance of the Class M-4
                           certificates (after taking into account distribution
                           of the Class M-4 Principal Distribution Amount on
                           that Distribution Date), (f) the Class Certificate
                           Balance of the Class B-1 certificates (after taking
                           into account distribution of the Class B-1 Principal
                           Distribution Amount on that Distribution Date), (g)
                           the Class Certificate Balance of the Class B-2
                           certificates (after taking into account distribution
                           of the Class B-2 Principal Distribution Amount on
                           that Distribution Date), (h) the Class Certificate
                           Balance of the Class B-3 certificates (after taking
                           into account distribution of the Class B-3 Principal
                           Distribution Amount on that Distribution Date), and
                           (i) the Class Certificate Balance of the Class B-4
                           certificates immediately prior to that Distribution
                           Date over (ii) the lesser of (a) approximately 95.30%
                           of the aggregate Stated Principal Balance of the
                           mortgage loans for that Distribution Date and (b) the
                           excess, if any, of the aggregate Stated Principal
                           Balance of the mortgage loans for that Distribution
                           Date over $6,212,389.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF8 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF8 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  November 30, 2004
First Franklin Mortgage Loan Trust 2004-FF8
--------------------------------------------------------------------------------

Weighted Average Life Sensitivity
To CALL

------------------------------------------------------------------------------------------------------------------------------------
PPC (%)                               50               75               100              125             150              175
------------------------------------------------------------------------------------------------------------------------------------
A-2A      WAL (yrs)                   2.06             1.36             1.00             0.78            0.64             0.53
          First Payment Date          1/25/2005        1/25/2005        1/25/2005        1/25/2005       1/25/2005        1/25/2005
          Expected Final Maturity     6/25/2009        12/25/2007       2/25/2007        8/25/2006       4/25/2006        2/25/2006
          Window                      1 - 54           1 - 36           1 - 26           1 - 20          1 - 16           1 - 14
------------------------------------------------------------------------------------------------------------------------------------
A-2B      WAL (yrs)                   6.29             4.20             3.00             2.18            1.76             1.45
          First Payment Date          6/25/2009        12/25/2007       2/25/2007        8/25/2006       4/25/2006        2/25/2006
          Expected Final Maturity     10/25/2013       11/25/2010       5/25/2009        9/25/2007       3/25/2007        10/25/2006
          Window                      54 - 106         36 - 71          26 - 53          20 - 33         16 - 27          14 - 22
------------------------------------------------------------------------------------------------------------------------------------
A-2C      WAL (yrs)                   12.87            8.82             6.56             4.95            3.47             2.37
          First Payment Date          10/25/2013       11/25/2010       5/25/2009        9/25/2007       3/25/2007        10/25/2006
          Expected Final Maturity     4/25/2020        7/25/2015        11/25/2012       2/25/2011       12/25/2009       1/25/2009
          Window                      106 - 184        71 - 127         53 - 95          33 - 74         27 - 60          22 - 49
------------------------------------------------------------------------------------------------------------------------------------
M-1       WAL (yrs)                   10.26            6.99             5.28             4.58            4.63             4.07
          First Payment Date          1/25/2010        4/25/2008        4/25/2008        9/25/2008       3/25/2009        1/25/2009
          Expected Final Maturity     4/25/2020        7/25/2015        11/25/2012       2/25/2011       12/25/2009       1/25/2009
          Window                      61 - 184         40 - 127         40 - 95          45 - 74         51 - 60          49 - 49
------------------------------------------------------------------------------------------------------------------------------------
M-2       WAL (yrs)                   10.26            6.99             5.27             4.47            4.28             4.07
          First Payment Date          1/25/2010        4/25/2008        3/25/2008        6/25/2008       11/25/2008       1/25/2009
          Expected Final Maturity     4/25/2020        7/25/2015        11/25/2012       2/25/2011       12/25/2009       1/25/2009
          Window                      61 - 184         40 - 127         39 - 95          42 - 74         47 - 60          49 - 49
------------------------------------------------------------------------------------------------------------------------------------
M-3       WAL (yrs)                   10.26            6.99             5.25             4.38            4.02             3.97
          First Payment Date          1/25/2010        4/25/2008        2/25/2008        4/25/2008       5/25/2008        8/25/2008
          Expected Final Maturity     4/25/2020        7/25/2015        11/25/2012       2/25/2011       12/25/2009       1/25/2009
          Window                      61 - 184         40 - 127         38 - 95          40 - 74         41 - 60          44 - 49
------------------------------------------------------------------------------------------------------------------------------------
M-4       WAL (yrs)                   10.26            6.99             5.24             4.31            3.86             3.69
          First Payment Date          1/25/2010        4/25/2008        2/25/2008        3/25/2008       4/25/2008        6/25/2008
          Expected Final Maturity     4/25/2020        7/25/2015        11/25/2012       2/25/2011       12/25/2009       1/25/2009
          Window                      61 - 184         40 - 127         38 - 95          39 - 74         40 - 60          42 - 49
------------------------------------------------------------------------------------------------------------------------------------
B-1       WAL (yrs)                   10.26            6.99             5.23             4.30            3.82             3.59
          First Payment Date          1/25/2010        4/25/2008        1/25/2008        2/25/2008       3/25/2008        5/25/2008
          Expected Final Maturity     4/25/2020        7/25/2015        11/25/2012       2/25/2011       12/25/2009       1/25/2009
          Window                      61 - 184         40 - 127         37 - 95          38 - 74         39 - 60          41 - 49
------------------------------------------------------------------------------------------------------------------------------------
B-2       WAL (yrs)                   10.26            6.99             5.23             4.28            3.77             3.52
          First Payment Date          1/25/2010        4/25/2008        1/25/2008        2/25/2008       3/25/2008        4/25/2008
          Expected Final Maturity     4/25/2020        7/25/2015        11/25/2012       2/25/2011       12/25/2009       1/25/2009
          Window                      61 - 184         40 - 127         37 - 95          38 - 74         39 - 60          40 - 49
------------------------------------------------------------------------------------------------------------------------------------
B-3       WAL (yrs)                   10.26            6.99             5.23             4.28            3.76             3.49
          First Payment Date          1/25/2010        4/25/2008        1/25/2008        2/25/2008       2/25/2008        3/25/2008
          Expected Final Maturity     4/25/2020        7/25/2015        11/25/2012       2/25/2011       12/25/2009       1/25/2009
          Window                      61 - 184         40 - 127         37 - 95          38 - 74         38 - 60          39 - 49
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF8 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF8 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  November 30, 2004
First Franklin Mortgage Loan Trust 2004-FF8
--------------------------------------------------------------------------------

Weighted Average Life Sensitivity
To MATURITY

------------------------------------------------------------------------------------------------------------------------------------
PPC (%)                               50               75               100             125              150              175
------------------------------------------------------------------------------------------------------------------------------------
A-2A      WAL (yrs)                   2.06             1.36             1.00            0.78             0.64             0.53
          First Payment Date          1/25/2005        1/25/2005        1/25/2005       1/25/2005        1/25/2005        1/25/2005
          Expected Final Maturity     6/25/2009        12/25/2007       2/25/2007       8/25/2006        4/25/2006        2/25/2006
          Window                      1 - 54           1 - 36           1 - 26          1 - 20           1 - 16           1 - 14
------------------------------------------------------------------------------------------------------------------------------------
A-2B      WAL (yrs)                   6.29             4.20             3.00            2.18             1.76             1.45
          First Payment Date          6/25/2009        12/25/2007       2/25/2007       8/25/2006        4/25/2006        2/25/2006
          Expected Final Maturity     10/25/2013       11/25/2010       5/25/2009       9/25/2007        3/25/2007        10/25/2006
          Window                      54 - 106         36 - 71          26 - 53         20 - 33          16 - 27          14 - 22
------------------------------------------------------------------------------------------------------------------------------------
A-2C      WAL (yrs)                   14.49            10.19            7.61            5.79             4.15             2.42
          First Payment Date          10/25/2013       11/25/2010       5/25/2009       9/25/2007        3/25/2007        10/25/2006
          Expected Final Maturity     4/25/2032        4/25/2027        4/25/2022       9/25/2018        2/25/2016        3/25/2014
          Window                      106 - 328        71 - 268         53 - 208        33 - 165         27 - 134         22 - 111
------------------------------------------------------------------------------------------------------------------------------------
M-1       WAL (yrs)                   11.12            7.70             5.83            5.02             4.98             6.72
          First Payment Date          1/25/2010        4/25/2008        4/25/2008       9/25/2008        3/25/2009        5/25/2010
          Expected Final Maturity     8/25/2029        9/25/2023        3/25/2019       3/25/2016        1/25/2014        11/25/2013
          Window                      61 - 296         40 - 225         40 - 171        45 - 135         51 - 109         65 - 107
------------------------------------------------------------------------------------------------------------------------------------
M-2       WAL (yrs)                   11.10            7.68             5.79            4.89             4.62             5.04
          First Payment Date          1/25/2010        4/25/2008        3/25/2008       6/25/2008        11/25/2008       6/25/2009
          Expected Final Maturity     12/25/2028       12/25/2022       8/25/2018       9/25/2015        8/25/2013        2/25/2012
          Window                      61 - 288         40 - 216         39 - 164        42 - 129         47 - 104         54 - 86
------------------------------------------------------------------------------------------------------------------------------------
M-3       WAL (yrs)                   11.04            7.62             5.73            4.76             4.32             4.29
          First Payment Date          1/25/2010        4/25/2008        2/25/2008       4/25/2008        5/25/2008        8/25/2008
          Expected Final Maturity     3/25/2028        3/25/2022        1/25/2018       3/25/2015        3/25/2013        10/25/2011
          Window                      61 - 279         40 - 207         38 - 157        40 - 123         41 - 99          44 - 82
------------------------------------------------------------------------------------------------------------------------------------
M-4       WAL (yrs)                   10.94            7.53             5.65            4.63             4.12             3.91
          First Payment Date          1/25/2010        4/25/2008        2/25/2008       3/25/2008        4/25/2008        6/25/2008
          Expected Final Maturity     1/25/2026        3/25/2020        5/25/2016       12/25/2013       3/25/2012        12/25/2010
          Window                      61 - 253         40 - 183         38 - 137        39 - 108         40 - 87          42 - 72
------------------------------------------------------------------------------------------------------------------------------------
B-1       WAL (yrs)                   10.85            7.45             5.58            4.57             4.03             3.78
          First Payment Date          1/25/2010        4/25/2008        1/25/2008       2/25/2008        3/25/2008        5/25/2008
          Expected Final Maturity     12/25/2024       4/25/2019        9/25/2015       5/25/2013        10/25/2011       7/25/2010
          Window                      61 - 240         40 - 172         37 - 129        38 - 101         39 - 82          41 - 67
------------------------------------------------------------------------------------------------------------------------------------
B-2       WAL (yrs)                   10.73            7.36             5.50            4.50             3.95             3.67
          First Payment Date          1/25/2010        4/25/2008        1/25/2008       2/25/2008        3/25/2008        4/25/2008
          Expected Final Maturity     11/25/2023       5/25/2018        12/25/2014      10/25/2012       4/25/2011        3/25/2010
          Window                      61 - 227         40 - 161         37 - 120        38 - 94          39 - 76          40 - 63
------------------------------------------------------------------------------------------------------------------------------------
B-3       WAL (yrs)                   10.61            7.26             5.43            4.44             3.89             3.60
          First Payment Date          1/25/2010        4/25/2008        1/25/2008       2/25/2008        2/25/2008        3/25/2008
          Expected Final Maturity     10/25/2022       6/25/2017        4/25/2014       4/25/2012        11/25/2010       10/25/2009
          Window                      61 - 214         40 - 150         37 - 112        38 - 88          38 - 71          39 - 58
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF8 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF8 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  November 30, 2004
First Franklin Mortgage Loan Trust 2004-FF8
--------------------------------------------------------------------------------

CPR Sensitivity
To CALL

--------------------------------------------------------------------------------
CPR (%)                                      20           25           30
--------------------------------------------------------------------------------
A-2A             WAL (yrs)                1.23         0.96         0.78
                 First Payment Date       1/25/2005    1/25/2005    1/25/2005
                 Expected Final Maturity  9/25/2007    1/25/2007    9/25/2006
                 Window                   1 - 33       1 - 25       1 - 21
--------------------------------------------------------------------------------
A-2B             WAL (yrs)                3.85         2.92         2.23
                 First Payment Date       9/25/2007    1/25/2007    9/25/2006
                 Expected Final Maturity  6/25/2010    4/25/2009    10/25/2007
                 Window                   33 - 66      25 - 52      21 - 34
--------------------------------------------------------------------------------
A-2C             WAL (yrs)                8.17         6.44         5.14
                 First Payment Date       6/25/2010    4/25/2009    10/25/2007
                 Expected Final Maturity  10/25/2014   9/25/2012    4/25/2011
                 Window                   66 - 118     52 - 93      34 - 76
--------------------------------------------------------------------------------
M-1              WAL (yrs)                6.46         5.21         4.63
                 First Payment Date       1/25/2008    4/25/2008    8/25/2008
                 Expected Final Maturity  10/25/2014   9/25/2012    4/25/2011
                 Window                   37 - 118     40 - 93      44 - 76
--------------------------------------------------------------------------------
M-2              WAL (yrs)                6.46         5.19         4.54
                 First Payment Date       1/25/2008    3/25/2008    6/25/2008
                 Expected Final Maturity  10/25/2014   9/25/2012    4/25/2011
                 Window                   37 - 118     39 - 93      42 - 76
--------------------------------------------------------------------------------
M-3              WAL (yrs)                6.46         5.17         4.45
                 First Payment Date       1/25/2008    2/25/2008    3/25/2008
                 Expected Final Maturity  10/25/2014   9/25/2012    4/25/2011
                 Window                   37 - 118     38 - 93      39 - 76
--------------------------------------------------------------------------------
M-4              WAL (yrs)                6.46         5.16         4.4
                 First Payment Date       1/25/2008    2/25/2008    3/25/2008
                 Expected Final Maturity  10/25/2014   9/25/2012    4/25/2011
                 Window                   37 - 118     38 - 93      39 - 76
--------------------------------------------------------------------------------
B-1              WAL (yrs)                6.46         5.16         4.38
                 First Payment Date       1/25/2008    1/25/2008    2/25/2008
                 Expected Final Maturity  10/25/2014   9/25/2012    4/25/2011
                 Window                   37 - 118     37 - 93      38 - 76
--------------------------------------------------------------------------------
B-2              WAL (yrs)                6.46         5.15         4.37
                 First Payment Date       1/25/2008    1/25/2008    2/25/2008
                 Expected Final Maturity  10/25/2014   9/25/2012    4/25/2011
                 Window                   37 - 118     37 - 93      38 - 76
--------------------------------------------------------------------------------
B-3              WAL (yrs)                6.46         5.15         4.37
                 First Payment Date       1/25/2008    1/25/2008    2/25/2008
                 Expected Final Maturity  10/25/2014   9/25/2012    4/25/2011
                 Window                   37 - 118     37 - 93      38 - 76
--------------------------------------------------------------------------------

CPR Sensitivity
To MATURITY

--------------------------------------------------------------------------------
CPR (%)                                   20           25            30
--------------------------------------------------------------------------------
A-2A             WAL (yrs)                1.23         0.96          0.78
                 First Payment Date       1/25/2005    1/25/2005     1/25/2005
                 Expected Final Maturity  9/25/2007    1/25/2007     9/25/2006
                 Window                   1 - 33       1 - 25        1 - 21
--------------------------------------------------------------------------------
A-2B             WAL (yrs)                3.85         2.92          2.23
                 First Payment Date       9/25/2007    1/25/2007     9/25/2006
                 Expected Final Maturity  6/25/2010    4/25/2009     10/25/2007
                 Window                   33 - 66      25 - 52       21 - 34
--------------------------------------------------------------------------------
A-2C             WAL (yrs)                9.44         7.49          6.01
                 First Payment Date       6/25/2010    4/25/2009     10/25/2007
                 Expected Final Maturity  12/25/2025   2/25/2022     3/25/2019
                 Window                   66 - 252     52 - 206      34 - 171
--------------------------------------------------------------------------------
M-1              WAL (yrs)                7.13         5.77          5.09
                 First Payment Date       1/25/2008    4/25/2008     8/25/2008
                 Expected Final Maturity  6/25/2022    1/25/2019     7/25/2016
                 Window                   37 - 210     40 - 169      44 - 139
--------------------------------------------------------------------------------
M-2              WAL (yrs)                7.11         5.73          4.98
                 First Payment Date       1/25/2008    3/25/2008     6/25/2008
                 Expected Final Maturity  10/25/2021   6/25/2018     1/25/2016
                 Window                   37 - 202     39 - 162      42 - 133
--------------------------------------------------------------------------------
M-3              WAL (yrs)                7.05         5.66          4.85
                 First Payment Date       1/25/2008    2/25/2008     3/25/2008
                 Expected Final Maturity  1/25/2021    11/25/2017    7/25/2015
                 Window                   37 - 193     38 - 155      39 - 127
--------------------------------------------------------------------------------
M-4              WAL (yrs)                6.96         5.57          4.74
                 First Payment Date       1/25/2008    2/25/2008     3/25/2008
                 Expected Final Maturity  2/25/2019    4/25/2016     3/25/2014
                 Window                   37 - 170     38 - 136      39 - 111
--------------------------------------------------------------------------------
B-1              WAL (yrs)                6.89         5.51          4.67
                 First Payment Date       1/25/2008    1/25/2008     2/25/2008
                 Expected Final Maturity  4/25/2018    7/25/2015     8/25/2013
                 Window                   37 - 160     37 - 127      38 - 104
--------------------------------------------------------------------------------
B-2              WAL (yrs)                6.80         5.43          4.6
                 First Payment Date       1/25/2008    1/25/2008     2/25/2008
                 Expected Final Maturity  5/25/2017    11/25/2014    1/25/2013
                 Window                   37 - 149     37 - 119      38 - 97
--------------------------------------------------------------------------------
B-3              WAL (yrs)                6.71         5.35          4.54
                 First Payment Date       1/25/2008    1/25/2008     2/25/2008
                 Expected Final Maturity  8/25/2016    3/25/2014     7/25/2012
                 Window                   37 - 140     37 - 111      38 - 91
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF8 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF8 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  November 30, 2004
First Franklin Mortgage Loan Trust 2004-FF8
--------------------------------------------------------------------------------


Breakeven CDR Analysis
----------------------
------------------------------------------
Assumptions:
PPC: 100%
Triggers in effect (i.e., Triggers Failing)
Forward LIBOR
Lag to Recovery: 12 Months
Loss Severity: 50%
To Maturity


------------------------------------------


------------------------------------------


----------------------------------------
  Class       CDR     Cumulative Loss (1)
  -----       ---     -------------------
M-1         16.606%        19.45%
M-2         13.701%        17.04%
M-3         9.151%         12.59%
M-4         7.920%         11.22%
B-1         6.906%         10.02%
B-2         6.180%         9.13%
B-3         5.756%         8.60%

----------------------------------------
(1) As a percentage of the mortgage
loan balance as of the Cut-off Date.
----------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF8 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF8 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  November 30, 2004
First Franklin Mortgage Loan Trust 2004-FF8
--------------------------------------------------------------------------------


Distribution Date   A-2A Cap (%)   A-2B Cap (%)   A-2C Cap (%)    M-1 Cap (%)    M-2 Cap (%)
                      Actual/360     Actual/360     Actual/360     Actual/360     Actual/360
     January 2005          10.00          10.00          10.00           9.50           9.50
    February 2005          10.00          10.00          10.00           9.50           9.50
       March 2005          10.00          10.00          10.00           9.50           9.50
       April 2005          10.00          10.00          10.00           9.50           9.50
         May 2005          10.00          10.00          10.00           9.50           9.50
        June 2005          10.00          10.00          10.00           9.50           9.50
        July 2005          10.00          10.00          10.00           9.50           9.50
      August 2005          10.00          10.00          10.00           9.50           9.50
   September 2005          10.00          10.00          10.00           9.50           9.50
     October 2005          10.00          10.00          10.00           9.50           9.50
    November 2005          10.00          10.00          10.00           9.50           9.50
    December 2005          10.00          10.00          10.00           9.50           9.50
     January 2006          10.00          10.00          10.00           9.50           9.50
    February 2006          10.00          10.00          10.00           9.50           9.50
       March 2006          10.00          10.00          10.00           9.50           9.50
       April 2006          10.00          10.00          10.00           9.50           9.50
         May 2006          10.00          10.00          10.00           9.50           9.50
        June 2006          10.00          10.00          10.00           9.50           9.50
        July 2006          10.00          10.00          10.00           9.50           9.50
      August 2006          10.00          10.00          10.00           9.50           9.50
   September 2006          10.00          10.00          10.00           9.50           9.50
     October 2006          10.00          10.00          10.00           9.50           9.50
    November 2006          10.00          10.00          10.00           9.50           9.50
    December 2006          10.00          10.00          10.00           9.50           9.50
     January 2007          10.00          10.00          10.00           9.50           9.50
    February 2007          10.00          10.00          10.00           9.50           9.50
       March 2007             --          10.00          10.00           9.50           9.50
       April 2007             --          10.00          10.00           9.50           9.50
         May 2007             --          10.00          10.00           9.50           9.50
        June 2007             --          10.00          10.00           9.50           9.50
        July 2007             --          10.00          10.00           9.50           9.50
      August 2007             --          10.00          10.00           9.50           9.50
   September 2007             --          10.00          10.00           9.50           9.50
     October 2007             --          10.21          10.21           9.50           9.50
    November 2007             --           9.91           9.91           9.19           9.19
    December 2007             --          10.28          10.28           9.50           9.50
     January 2008             --          29.41          29.41           9.19           9.19
    February 2008             --          12.05          12.05           9.19           9.19
       March 2008             --          13.56          13.56          10.55          10.55
       April 2008             --          12.62          12.62           9.87           9.87
         May 2008             --          12.97          12.97          10.20          10.20
        June 2008             --          12.52          12.52           9.87           9.87
        July 2008             --          12.93          12.93          10.20          10.20
Distribution Date    M-3 Cap (%)    M-4 Cap (%)    B-1 Cap (%)    B-2 Cap (%)    B-3 Cap (%)
                      Actual/360     Actual/360     Actual/360     Actual/360     Actual/360
     January 2005           9.50           9.50           9.50           9.50           9.50
    February 2005           9.50           9.50           9.50           9.50           9.50
       March 2005           9.50           9.50           9.50           9.50           9.50
       April 2005           9.50           9.50           9.50           9.50           9.50
         May 2005           9.50           9.50           9.50           9.50           9.50
        June 2005           9.50           9.50           9.50           9.50           9.50
        July 2005           9.50           9.50           9.50           9.50           9.50
      August 2005           9.50           9.50           9.50           9.50           9.50
   September 2005           9.50           9.50           9.50           9.50           9.50
     October 2005           9.50           9.50           9.50           9.50           9.50
    November 2005           9.50           9.50           9.50           9.50           9.50
    December 2005           9.50           9.50           9.50           9.50           9.50
     January 2006           9.50           9.50           9.50           9.50           9.50
    February 2006           9.50           9.50           9.50           9.50           9.50
       March 2006           9.50           9.50           9.50           9.50           9.50
       April 2006           9.50           9.50           9.50           9.50           9.50
         May 2006           9.50           9.50           9.50           9.50           9.50
        June 2006           9.50           9.50           9.50           9.50           9.50
        July 2006           9.50           9.50           9.50           9.50           9.50
      August 2006           9.50           9.50           9.50           9.50           9.50
   September 2006           9.50           9.50           9.50           9.50           9.50
     October 2006           9.50           9.50           9.50           9.50           9.50
    November 2006           9.50           9.50           9.50           9.50           9.50
    December 2006           9.50           9.50           9.50           9.50           9.50
     January 2007           9.50           9.50           9.50           9.50           9.50
    February 2007           9.50           9.50           9.50           9.50           9.50
       March 2007           9.50           9.50           9.50           9.50           9.50
       April 2007           9.50           9.50           9.50           9.50           9.50
         May 2007           9.50           9.50           9.50           9.50           9.50
        June 2007           9.50           9.50           9.50           9.50           9.50
        July 2007           9.50           9.50           9.50           9.50           9.50
      August 2007           9.50           9.50           9.50           9.50           9.50
   September 2007           9.50           9.50           9.50           9.50           9.50
     October 2007           9.50           9.50           9.50           9.50           9.50
    November 2007           9.19           9.19           9.19           9.19           9.19
    December 2007           9.50           9.50           9.50           9.50           9.50
     January 2008           9.19           9.19           9.19           9.19           9.19
    February 2008           9.19           9.19           9.19           9.19           9.19
       March 2008          10.55          10.55          10.55          10.55          10.55
       April 2008           9.87           9.87           9.87           9.87           9.87
         May 2008          10.20          10.20          10.20          10.20          10.20
        June 2008           9.87           9.87           9.87           9.87           9.87
        July 2008          10.20          10.20          10.20          10.20          10.20


(1) Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement.

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not excercised.

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF8 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF8 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  November 30, 2004
First Franklin Mortgage Loan Trust 2004-FF8
--------------------------------------------------------------------------------

Distribution Date   A-2A Cap (%)   A-2B Cap (%)   A-2C Cap (%)    M-1 Cap (%)    M-2 Cap (%)
                      Actual/360     Actual/360     Actual/360     Actual/360     Actual/360
      August 2008             --          12.52          12.52           9.87           9.87
   September 2008             --          12.64          12.64          10.00          10.00
     October 2008             --          13.06          13.06          10.34          10.34
    November 2008             --          12.64          12.64          10.00          10.00
    December 2008             --          13.06          13.06          10.34          10.34
     January 2009             --          12.64          12.64          10.00          10.00
    February 2009             --          12.64          12.64          10.00          10.00
       March 2009             --          14.12          14.12          11.22          11.22
       April 2009             --          12.75          12.75          10.14          10.14
         May 2009             --          13.18          13.18          10.47          10.47
        June 2009             --             --          12.75          10.14          10.14
        July 2009             --             --          13.18          10.47          10.47
      August 2009             --             --          12.76          10.14          10.14
   September 2009             --             --          13.34          10.62          10.62
     October 2009             --             --          13.79          10.98          10.98
    November 2009             --             --          13.34          10.62          10.62
    December 2009             --             --          13.79          10.97          10.97
     January 2010             --             --          13.34          10.62          10.62
    February 2010             --             --          13.34          10.62          10.62
       March 2010             --             --          14.97          11.94          11.94
       April 2010             --             --          13.52          10.78          10.78
         May 2010             --             --          13.98          11.14          11.14
         June2010             --             --          13.52          10.78          10.78
        July 2010             --             --          13.98          11.14          11.14
      August 2010             --             --          13.53          10.78          10.78
   September 2010             --             --          13.71          10.94          10.94
     October 2010             --             --          14.16          11.30          11.30
    November 2010             --             --          13.71          10.94          10.94
    December 2010             --             --          14.16          11.30          11.30
     January 2011             --             --          13.71          10.94          10.94
    February 2011             --             --          13.71          10.94          10.94
       March 2011             --             --          15.38          12.29          12.29
       April 2011             --             --          13.89          11.10          11.10
         May 2011             --             --          14.35          11.47          11.47
        June 2011             --             --          13.89          11.10          11.10
        July 2011             --             --          14.35          11.47          11.47
      August 2011             --             --          13.89          11.10          11.10
   September 2011             --             --          13.89          11.09          11.09
     October 2011             --             --          14.35          11.46          11.46
    November 2011             --             --          13.89          11.09          11.09
    December 2011             --             --          14.35          11.46          11.46
     January 2012             --             --          13.89          11.09          11.09
    February 2012             --             --          13.89          11.09          11.09
Distribution Date    M-3 Cap (%)    M-4 Cap (%)    B-1 Cap (%)    B-2 Cap (%)    B-3 Cap (%)
                      Actual/360     Actual/360     Actual/360     Actual/360     Actual/360
      August 2008           9.87           9.87           9.87           9.87           9.87
   September 2008          10.00          10.00          10.00          10.00          10.00
     October 2008          10.34          10.34          10.34          10.34          10.34
    November 2008          10.00          10.00          10.00          10.00          10.00
    December 2008          10.34          10.34          10.34          10.34          10.34
     January 2009          10.00          10.00          10.00          10.00          10.00
    February 2009          10.00          10.00          10.00          10.00          10.00
       March 2009          11.22          11.22          11.22          11.22          11.22
       April 2009          10.14          10.14          10.14          10.14          10.14
         May 2009          10.47          10.47          10.47          10.47          10.47
        June 2009          10.14          10.14          10.14          10.14          10.14
        July 2009          10.47          10.47          10.47          10.47          10.47
      August 2009          10.14          10.14          10.14          10.14          10.14
   September 2009          10.62          10.62          10.62          10.62          10.62
     October 2009          10.98          10.98          10.98          10.98          10.98
    November 2009          10.62          10.62          10.62          10.62          10.62
    December 2009          10.97          10.97          10.97          10.97          10.97
     January 2010          10.62          10.62          10.62          10.62          10.62
    February 2010          10.62          10.62          10.62          10.62          10.62
       March 2010          11.94          11.94          11.94          11.94          11.94
       April 2010          10.78          10.78          10.78          10.78          10.78
         May 2010          11.14          11.14          11.14          11.14          11.14
         June2010          10.78          10.78          10.78          10.78          10.78
        July 2010          11.14          11.14          11.14          11.14          11.14
      August 2010          10.78          10.78          10.78          10.78          10.78
   September 2010          10.94          10.94          10.94          10.94          10.94
     October 2010          11.30          11.30          11.30          11.30          11.30
    November 2010          10.94          10.94          10.94          10.94          10.94
    December 2010          11.30          11.30          11.30          11.30          11.30
     January 2011          10.94          10.94          10.94          10.94          10.94
    February 2011          10.94          10.94          10.94          10.94          10.94
       March 2011          12.29          12.29          12.29          12.29          12.29
       April 2011          11.10          11.10          11.10          11.10          11.10
         May 2011          11.47          11.47          11.47          11.47          11.47
        June 2011          11.10          11.10          11.10          11.10          11.10
        July 2011          11.47          11.47          11.47          11.47          11.47
      August 2011          11.10          11.10          11.10          11.10          11.10
   September 2011          11.09          11.09          11.09          11.09          11.09
     October 2011          11.46          11.46          11.46          11.46          11.46
    November 2011          11.09          11.09          11.09          11.09          11.09
    December 2011          11.46          11.46          11.46          11.46          11.46
     January 2012          11.09          11.09          11.09          11.09          11.09
    February 2012          11.09          11.09          11.09          11.09          11.09

(1) Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement.

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not excercised.

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF8 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF8 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  November 30, 2004
First Franklin Mortgage Loan Trust 2004-FF8
--------------------------------------------------------------------------------

Distribution Date   A-2A Cap (%)   A-2B Cap (%)   A-2C Cap (%)    M-1 Cap (%)    M-2 Cap (%)
                      Actual/360     Actual/360     Actual/360     Actual/360     Actual/360
       March 2012             --             --          14.85          11.86          11.86
       April 2012             --             --          13.89          11.09          11.09
         May 2012             --             --          14.35          11.46          11.46
        June 2012             --             --          13.89          11.09          11.09
        July 2012             --             --          14.35          11.46          11.46
      August 2012             --             --          13.89          11.09          11.09
   September 2012             --             --          13.70          11.09          11.09
     October 2012             --             --          12.20          11.46          11.46
    November 2012             --             --          11.83          11.09          11.09
    December 2012             --             --          12.24          11.46          11.46
     January 2013             --             --          11.87          11.09          11.09
    February 2013             --             --          11.89          11.09          11.09
       March 2013             --             --          13.19          12.27          12.27
       April 2013             --             --          11.94          11.08          11.08
         May 2013             --             --          12.36          11.45          11.45
        June 2013             --             --          11.98          11.08          11.08
        July 2013             --             --          12.41          11.45          11.45
      August 2013             --             --          12.03          11.08          11.08
   September 2013             --             --          12.06          11.08          11.08
     October 2013             --             --          12.49          11.45          11.45
    November 2013             --             --          12.11          11.08          11.08
    December 2013             --             --          12.54          11.45          11.45
     January 2014             --             --          12.17          11.08          11.08
    February 2014             --             --          12.20          11.08          11.08
       March 2014             --             --          13.53          12.27          12.27
       April 2014             --             --          12.26          11.08          11.08
         May 2014             --             --          12.70          11.45          11.45
        June 2014             --             --          12.32          11.08          11.08
        July 2014             --             --          12.76          11.45          11.45
      August 2014             --             --          12.39          11.08          11.08
   September 2014             --             --          12.42          11.08          11.08
     October 2014             --             --          12.87          11.45          11.45
    November 2014             --             --          12.49          11.08          11.08
    December 2014             --             --          12.95          11.44          11.44
     January 2015             --             --          12.57          11.08          11.08
    February 2015             --             --          12.61          11.07          11.07
       March 2015             --             --          14.01          12.26          12.26
       April 2015             --             --          12.69          11.07          11.07
         May 2015             --             --          13.16          11.44          11.44
        June 2015             --             --          12.78          11.07          11.07
        July 2015             --             --          13.25          11.44          11.44
      August 2015             --             --          12.87          11.07          11.07
   September 2015             --             --          12.92          11.07          11.07
Distribution Date    M-3 Cap (%)    M-4 Cap (%)    B-1 Cap (%)    B-2 Cap (%)    B-3 Cap (%)
                      Actual/360     Actual/360     Actual/360     Actual/360     Actual/360
       March 2012          11.86          11.86          11.86          11.86          11.86
       April 2012          11.09          11.09          11.09          11.09          11.09
         May 2012          11.46          11.46          11.46          11.46          11.46
        June 2012          11.09          11.09          11.09          11.09          11.09
        July 2012          11.46          11.46          11.46          11.46          11.46
      August 2012          11.09          11.09          11.09          11.09          11.09
   September 2012          11.09          11.09          11.09          11.09          11.09
     October 2012          11.46          11.46          11.46          11.46          11.46
    November 2012          11.09          11.09          11.09          11.09          11.09
    December 2012          11.46          11.46          11.46          11.46          11.46
     January 2013          11.09          11.09          11.09          11.09          11.09
    February 2013          11.09          11.09          11.09          11.09          11.09
       March 2013          12.27          12.27          12.27          12.27          12.27
       April 2013          11.08          11.08          11.08          11.08          11.08
         May 2013          11.45          11.45          11.45          11.45          11.45
        June 2013          11.08          11.08          11.08          11.08          11.08
        July 2013          11.45          11.45          11.45          11.45          11.45
      August 2013          11.08          11.08          11.08          11.08          11.08
   September 2013          11.08          11.08          11.08          11.08          11.08
     October 2013          11.45          11.45          11.45          11.45          11.45
    November 2013          11.08          11.08          11.08          11.08          11.08
    December 2013          11.45          11.45          11.45          11.45          11.45
     January 2014          11.08          11.08          11.08          11.08          11.08
    February 2014          11.08          11.08          11.08          11.08          11.08
       March 2014          12.27          12.27          12.27          12.27          12.27
       April 2014          11.08          11.08          11.08          11.08          11.08
         May 2014          11.45          11.45          11.45          11.45          11.45
        June 2014          11.08          11.08          11.08          11.08          11.08
        July 2014          11.45          11.45          11.45          11.45             --
      August 2014          11.08          11.08          11.08          11.08             --
   September 2014          11.08          11.08          11.08          11.08             --
     October 2014          11.45          11.45          11.45          11.45             --
    November 2014          11.08          11.08          11.08          11.08             --
    December 2014          11.44          11.44          11.44          11.44             --
     January 2015          11.08          11.08          11.08          11.08             --
    February 2015          11.07          11.07          11.07          11.07             --
       March 2015          12.26          12.26          12.26             --             --
       April 2015          11.07          11.07          11.07             --             --
         May 2015          11.44          11.44          11.44             --             --
        June 2015          11.07          11.07          11.07             --             --
        July 2015          11.44          11.44          11.44             --             --
      August 2015          11.07          11.07          11.07             --             --
   September 2015          11.07          11.07          11.07             --             --

(1) Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement.

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not excercised.

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF8 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF8 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  November 30, 2004
First Franklin Mortgage Loan Trust 2004-FF8
--------------------------------------------------------------------------------

Distribution Date   A-2A Cap (%)   A-2B Cap (%)   A-2C Cap (%)    M-1 Cap (%)    M-2 Cap (%)
                      Actual/360     Actual/360     Actual/360     Actual/360     Actual/360
     October 2015             --             --          13.40          11.44          11.44
    November 2015             --             --          13.02          11.07          11.07
    December 2015             --             --          13.50          11.44          11.44
     January 2016             --             --          13.12          11.07          11.07
    February 2016             --             --          13.17          11.07          11.07
       March 2016             --             --          14.14          11.83          11.83
       April 2016             --             --          13.29          11.07          11.07
         May 2016             --             --          13.79          11.44          11.44
        June 2016             --             --          13.40          11.07          11.07
        July 2016             --             --          13.91          11.44          11.44
      August 2016             --             --          13.53          11.07          11.07
   September 2016             --             --          13.59          11.07          11.07
     October 2016             --             --          14.11          11.44          11.44
    November 2016             --             --          13.73          11.07          11.07
    December 2016             --             --          14.26          11.44          11.44
     January 2017             --             --          13.87          11.07          11.07
    February 2017             --             --          13.94          11.07          11.07
       March 2017             --             --          15.52          12.25          12.25
       April 2017             --             --          14.10          11.07          11.07
         May 2017             --             --          14.65          11.44          11.44
        June 2017             --             --          14.26          11.07          11.07
        July 2017             --             --          14.82          11.44          11.44
      August 2017             --             --          14.43          11.07          11.07
   September 2017             --             --          14.52          11.07          11.07
     October 2017             --             --          15.10          11.43          11.43
    November 2017             --             --          14.70          11.07          11.07
    December 2017             --             --          15.29          11.43          11.43
     January 2018             --             --          14.90          11.07          11.07
    February 2018             --             --          15.00          11.07          11.07
       March 2018             --             --          16.72          12.25          12.25
       April 2018             --             --          15.21          11.07          11.07
         May 2018             --             --          15.83          11.43          11.43
        June 2018             --             --          15.43          11.06          11.06
        July 2018             --             --          16.06          11.43          11.43
      August 2018             --             --          15.66          11.06          11.06
   September 2018             --             --          15.78          11.06          11.06
     October 2018             --             --          16.44          11.43          11.43
    November 2018             --             --          16.04          11.06          11.06
    December 2018             --             --          16.71          11.43          11.43
     January 2019             --             --          16.30          11.06             --
    February 2019             --             --          16.44          11.06             --
       March 2019             --             --          18.36          12.25             --
       April 2019             --             --          16.73          11.06             --
Distribution Date    M-3 Cap (%)    M-4 Cap (%)    B-1 Cap (%)    B-2 Cap (%)    B-3 Cap (%)
                      Actual/360     Actual/360     Actual/360     Actual/360     Actual/360
     October 2015          11.44          11.44          11.44             --             --
    November 2015          11.07          11.07          11.07             --             --
    December 2015          11.44          11.44             --             --             --
     January 2016          11.07          11.07             --             --             --
    February 2016          11.07          11.07             --             --             --
       March 2016          11.83          11.83             --             --             --
       April 2016          11.07          11.07             --             --             --
         May 2016          11.44          11.44             --             --             --
        June 2016          11.07          11.07             --             --             --
        July 2016          11.44          11.44             --             --             --
      August 2016          11.07          11.07             --             --             --
   September 2016          11.07             --             --             --             --
     October 2016          11.44             --             --             --             --
    November 2016          11.07             --             --             --             --
    December 2016          11.44             --             --             --             --
     January 2017          11.07             --             --             --             --
    February 2017          11.07             --             --             --             --
       March 2017          12.25             --             --             --             --
       April 2017          11.07             --             --             --             --
         May 2017          11.44             --             --             --             --
        June 2017          11.07             --             --             --             --
        July 2017          11.44             --             --             --             --
      August 2017          11.07             --             --             --             --
   September 2017          11.07             --             --             --             --
     October 2017          11.43             --             --             --             --
    November 2017          11.07             --             --             --             --
    December 2017          11.43             --             --             --             --
     January 2018          11.07             --             --             --             --
    February 2018          11.07             --             --             --             --
       March 2018          12.25             --             --             --             --
       April 2018          11.07             --             --             --             --
         May 2018             --             --             --             --             --
        June 2018             --             --             --             --             --
        July 2018             --             --             --             --             --
      August 2018             --             --             --             --             --
   September 2018             --             --             --             --             --
     October 2018             --             --             --             --             --
    November 2018             --             --             --             --             --
    December 2018             --             --             --             --             --
     January 2019             --             --             --             --             --
    February 2019             --             --             --             --             --
       March 2019             --             --             --             --             --
       April 2019             --             --             --             --             --

(1) Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement.

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not excercised.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF8 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF8 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  November 30, 2004
First Franklin Mortgage Loan Trust 2004-FF8
--------------------------------------------------------------------------------

Distribution Date   A-2A Cap (%)   A-2B Cap (%)   A-2C Cap (%)    M-1 Cap (%)    M-2 Cap (%)
                      Actual/360     Actual/360     Actual/360     Actual/360     Actual/360
         May 2019             --             --          17.44          11.43             --
        June 2019             --             --          17.04          11.06             --
        July 2019             --             --          17.77          11.43             --
      August 2019             --             --          17.40             --             --
   September 2019             --             --          17.68             --             --
     October 2019             --             --          18.56             --             --
    November 2019             --             --          18.27             --             --
    December 2019             --             --          19.21             --             --
     January 2020             --             --          18.93             --             --
    February 2020             --             --          19.30             --             --
       March 2020             --             --          21.05             --             --
       April 2020             --             --          20.11             --             --
         May 2020             --             --          21.24             --             --
        June 2020             --             --          21.04             --             --
        July 2020             --             --          22.28             --             --
      August 2020             --             --          22.12             --             --
   September 2020             --             --          22.73             --             --
     October 2020             --             --          24.17             --             --
    November 2020             --             --          24.11             --             --
    December 2020             --             --          25.73             --             --
     January 2021             --             --          25.76             --             --
    February 2021             --             --          26.72             --             --
       March 2021             --             --          30.75             --             --
       April 2021             --             --          28.95             --             --
         May 2021             --             --          31.27             --             --
        June 2021             --             --          31.74             --             --
        July 2021             --             --          34.54             --             --
      August 2021             --             --          35.35             --             --
   September 2021             --             --          37.58             --             --
     October 2021             --             --          41.52             --             --
    November 2021             --             --          43.25             --             --
    December 2021             --             --          48.51             --             --
     January 2022             --             --          51.46             --             --
    February 2022             --             --          57.11             --             --
       March 2022             --             --          71.26             --             --
       April 2022             --             --          74.05             --             --
         May 2022             --             --          90.51             --             --
        June 2022             --             --         107.86             --             --
        July 2022             --             --         146.27             --             --
      August 2022             --             --         208.53             --             --
   September 2022             --             --         405.97             --             --
     October 2022             --             --              *             --             --
    November 2022             --             --             --             --             --
Distribution Date    M-3 Cap (%)    M-4 Cap (%)    B-1 Cap (%)    B-2 Cap (%)    B-3 Cap (%)
                      Actual/360     Actual/360     Actual/360     Actual/360     Actual/360
         May 2019             --             --             --             --             --
        June 2019             --             --             --             --             --
        July 2019             --             --             --             --             --
      August 2019             --             --             --             --             --
   September 2019             --             --             --             --             --
     October 2019             --             --             --             --             --
    November 2019             --             --             --             --             --
    December 2019             --             --             --             --             --
     January 2020             --             --             --             --             --
    February 2020             --             --             --             --             --
       March 2020             --             --             --             --             --
       April 2020             --             --             --             --             --
         May 2020             --             --             --             --             --
        June 2020             --             --             --             --             --
        July 2020             --             --             --             --             --
      August 2020             --             --             --             --             --
   September 2020             --             --             --             --             --
     October 2020             --             --             --             --             --
    November 2020             --             --             --             --             --
    December 2020             --             --             --             --             --
     January 2021             --             --             --             --             --
    February 2021             --             --             --             --             --
       March 2021             --             --             --             --             --
       April 2021             --             --             --             --             --
         May 2021             --             --             --             --             --
        June 2021             --             --             --             --             --
        July 2021             --             --             --             --             --
      August 2021             --             --             --             --             --
   September 2021             --             --             --             --             --
     October 2021             --             --             --             --             --
    November 2021             --             --             --             --             --
    December 2021             --             --             --             --             --
     January 2022             --             --             --             --             --
    February 2022             --             --             --             --             --
       March 2022             --             --             --             --             --
       April 2022             --             --             --             --             --
         May 2022             --             --             --             --             --
        June 2022             --             --             --             --             --
        July 2022             --             --             --             --             --
      August 2022             --             --             --             --             --
   September 2022             --             --             --             --             --
     October 2022             --             --             --             --             --
    November 2022             --             --             --             --             --

* On the distribution date in October 2022, the Class A-2C Certificate Balance will be $4,389 and the interest paid is $219,832.

(1) Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement.

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not excercised.

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF8 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF8 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  November 30, 2004
First Franklin Mortgage Loan Trust 2004-FF8
--------------------------------------------------------------------------------


                           Interest Rate Cap Schedules



                                   Class A-2 Cap Notional Balance
                   -------------------------------------------------------------
                                                                   Index Rate
Distribution Date    Balance ($)     Strike (%)    Ceiling (%)     Multiplier

     January 2005  36,806,100.00           6.91           9.65          10.00
    February 2005  35,807,841.37           5.75           9.65          10.00
       March 2005  34,826,114.68           6.42           9.65          10.00
       April 2005  33,860,458.01           5.77           9.65          10.00
         May 2005  32,910,430.51           5.98           9.65          10.00
        June 2005  31,975,629.94           5.78           9.65          10.00
        July 2005  31,055,692.21           6.00           9.65          10.00
      August 2005  30,150,290.93           5.80           9.65          10.00
   September 2005  29,259,136.65           5.82           9.65          10.00
     October 2005  28,381,987.32           6.03           9.65          10.00
    November 2005  27,518,612.81           5.83           9.65          10.00
    December 2005  26,670,109.86           6.05           9.65          10.00
     January 2006  25,841,706.09           5.85           9.65          10.00
    February 2006  25,032,926.36           5.86           9.65          10.00
       March 2006  24,243,306.73           6.54           9.65          10.00
       April 2006  23,472,398.10           5.88           9.65          10.00
         May 2006  22,719,754.15           6.10           9.65          10.00
        June 2006  21,984,943.04           5.90           9.65          10.00
        July 2006  21,267,543.14           6.12           9.65          10.00
      August 2006  20,567,142.78           5.93           9.65          10.00
   September 2006  19,883,346.75           7.69           9.65          10.00
     October 2006  19,217,752.25           7.97           9.65          10.00
    November 2006  18,567,890.00           7.72           9.65          10.00
    December 2006  17,933,388.83           8.01           9.65          10.00
     January 2007  17,313,886.31           7.75           9.65          10.00
    February 2007  16,709,028.56           7.77           9.65          10.00
       March 2007  16,118,471.44           9.32           9.65          10.00
       April 2007  15,542,296.92           8.41           9.65          10.00
         May 2007  14,979,736.66           8.72           9.65          10.00
        June 2007  14,430,469.56           8.45           9.65          10.00
        July 2007  13,894,182.09           8.77           9.65          10.00
      August 2007  13,370,568.11           8.50           9.65          10.00
   September 2007  12,859,331.97           9.50           9.65          10.00
     October 2007             --             --             --             --



                                   Class M Cap Notional Balance
                   -------------------------------------------------------------
                                                                   Index Rate
Distribution Date    Balance ($)     Strike (%)    Ceiling (%)     Multiplier

     January 2005  15,158,200.00           6.33           8.71          10.00
    February 2005  15,158,200.00           5.19           8.71          10.00
       March 2005  15,158,200.00           5.84           8.71          10.00
       April 2005  15,158,200.00           5.20           8.71          10.00
         May 2005  15,158,200.00           5.40           8.71          10.00
        June 2005  15,158,200.00           5.20           8.71          10.00
        July 2005  15,158,200.00           5.40           8.71          10.00
      August 2005  15,158,200.00           5.20           8.71          10.00
   September 2005  15,158,200.00           5.21           8.71          10.00
     October 2005  15,158,200.00           5.41           8.71          10.00
    November 2005  15,158,200.00           5.21           8.71          10.00
    December 2005  15,158,200.00           5.41           8.71          10.00
     January 2006  15,158,200.00           5.21           8.71          10.00
    February 2006  15,158,200.00           5.21           8.71          10.00
       March 2006  15,158,200.00           5.87           8.71          10.00
       April 2006  15,158,200.00           5.22           8.71          10.00
         May 2006  15,158,200.00           5.43           8.71          10.00
        June 2006  15,158,200.00           5.22           8.71          10.00
        July 2006  15,158,200.00           5.43           8.71          10.00
      August 2006  15,158,200.00           5.23           8.71          10.00
   September 2006  15,158,200.00           6.88           8.71          10.00
     October 2006  15,158,200.00           7.13           8.71          10.00
    November 2006  15,158,200.00           6.88           8.71          10.00
    December 2006  15,158,200.00           7.13           8.71          10.00
     January 2007  15,158,200.00           6.88           8.71          10.00
    February 2007  15,158,200.00           6.88           8.71          10.00
       March 2007  15,158,200.00           8.32           8.71          10.00
       April 2007  15,158,200.00           7.44           8.71          10.00
         May 2007  15,158,200.00           7.71           8.71          10.00
        June 2007  15,158,200.00           7.44           8.71          10.00
        July 2007  15,158,200.00           7.71           8.71          10.00
      August 2007  15,158,200.00           7.44           8.71          10.00
   September 2007  15,158,200.00           8.40           8.71          10.00
     October 2007             --             --             --             --


                                    Class B Cap Notional Balance
                   -------------------------------------------------------------
                                                                   Index Rate
Distribution Date    Balance ($)     Strike (%)    Ceiling (%)     Multiplier

     January 2005   4,535,100.00           4.71           7.09          10.00
    February 2005   4,535,100.00           3.57           7.09          10.00
       March 2005   4,535,100.00           4.22           7.09          10.00
       April 2005   4,535,100.00           3.58           7.09          10.00
         May 2005   4,535,100.00           3.78           7.09          10.00
        June 2005   4,535,100.00           3.58           7.09          10.00
        July 2005   4,535,100.00           3.78           7.09          10.00
      August 2005   4,535,100.00           3.58           7.09          10.00
   September 2005   4,535,100.00           3.59           7.09          10.00
     October 2005   4,535,100.00           3.79           7.09          10.00
    November 2005   4,535,100.00           3.59           7.09          10.00
    December 2005   4,535,100.00           3.79           7.09          10.00
     January 2006   4,535,100.00           3.59           7.09          10.00
    February 2006   4,535,100.00           3.59           7.09          10.00
       March 2006   4,535,100.00           4.25           7.09          10.00
       April 2006   4,535,100.00           3.60           7.09          10.00
         May 2006   4,535,100.00           3.81           7.09          10.00
        June 2006   4,535,100.00           3.60           7.09          10.00
        July 2006   4,535,100.00           3.81           7.09          10.00
      August 2006   4,535,100.00           3.61           7.09          10.00
   September 2006   4,535,100.00           5.26           7.09          10.00
     October 2006   4,535,100.00           5.51           7.09          10.00
    November 2006   4,535,100.00           5.26           7.09          10.00
    December 2006   4,535,100.00           5.51           7.09          10.00
     January 2007   4,535,100.00           5.26           7.09          10.00
    February 2007   4,535,100.00           5.26           7.09          10.00
       March 2007   4,535,100.00           6.70           7.09          10.00
       April 2007   4,535,100.00           5.82           7.09          10.00
         May 2007   4,535,100.00           6.09           7.09          10.00
        June 2007   4,535,100.00           5.82           7.09          10.00
        July 2007   4,535,100.00           6.09           7.09          10.00
      August 2007   4,535,100.00           5.82           7.09          10.00
   September 2007   4,535,100.00           6.78           7.09          10.00
     October 2007             --             --             --             --


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF8 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2004-FF8 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS



                                       35